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                                                       EXHIBIT 10.24






REVOLVING CREDIT AND SECURITY AGREEMENT

              between

ADVANCED LIGHTING TECHNOLOGIES, INC. et al.


               and


    BNY FINANCIAL CORPORATION



         March 25, 1996










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                            REVOLVING CREDIT
                                  AND
                           SECURITY AGREEMENT

     Revolving Credit and Security Agreement dated March 25, 1996 between ADVANCED LIGHTING TECHNOLOGIES, INC. ("ADLT") and the corporations which are additional signatories hereto, all corporations organized under the laws of the States now or hereafter listed on Schedule A hereto (individually and collectively referred to as "BORROWER") and BNY FINANCIAL CORPORATION ("LENDER"), a corporation organized under the laws of the State of New York. The liability of each Borrower is joint and several hereunder.

     IN CONSIDERATION of the mutual covenants and undertakings herein contained, Borrower and Lender hereby agree as follows:

                           DEFINITIONS.

1.

     1.1 ACCOUNTING TERMS. As used in this Agreement or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP.

     1.2 GENERAL TERMS. For purposes of this Agreement the following terms shall have the following meanings:

     "ADVANCES" shall mean and include the Working Capital Advances, the Capex Advances and Letters of Credit under Article II hereof.

     "ADVANCE RATES"  shall have the meaning set forth in Section 2.1(a) hereof.

     "AFFILIATE" of any Person shall mean (a) any person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 6% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum equal to the higher of (i) the Prime Rate in effect on such day or (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

     "ALTERNATE BASE RATE ADVANCES" shall mean the Advances or any portion thereof bearing interest at a rate of interest determined by reference to the Alternate Base Rate.

     "AUTHORITY" shall have the meaning set forth in Section 4.19(d).

     "BANK" shall mean The Bank of New York.

     "BLOCKED ACCOUNTS" shall have the meaning set forth in Section 4.15(h).

     "BORROWER" shall mean jointly and severally, Advanced Lighting Technologies, Inc. ("ADLT"), APL Engineered Materials, Inc., Bio Light,
Inc., Bright Ideas Advertising and Design, Inc., Energy Efficient Products, Inc., Energy-Wise Lighting, Inc., HID Direct, Inc., HID Recycling, Inc., High Intensity Technologies, Inc., The Light Source, Inc., Lighting Resources International, Inc., Metal Halide Controls, Inc., Metal Halide Technologies, Inc., MICROSUN Technologies, Inc., Specialty Discharge Lighting, Inc., Venture Lighting International, Inc., all additional Persons becoming parties hereto pursuant to Section 2.12 hereof, and all permitted successors and assigns of each, each individually and collectively hereunder.

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     "BORROWING PERIOD" shall have the meaning set forth in Section 2.1(b)
hereof.

     "BUSINESS DAY" shall mean any day other than a day on which commercial banks in New York are authorized or required by law to close.

     "CAPEX ADVANCES" shall have the meaning set forth in Section 2.1 (b) hereof.

     "CAPEX ADVANCE RATE" shall have the meaning set forth in Section 2.1 (b) hereof.

     "CAPEX INTEREST RATE" shall mean an interest rate per annum equal to (i) Alternate Base plus (ii) one half of one percent (1/2%).

     "CASH FLOW" for any period, and determined on a consolidated basis, shall mean the sum of (i) Earnings Before Interest and Taxes for such period plus
(ii) ADLT's consolidated depreciation and amortization and all other non-cash charges which were deducted in determining net income for such period, minus
(iii) non cash credits which were taken into account in determining Earnings Before Interest and Taxes for such period.

     "CASH FLOW COVERAGE" shall mean, for any period, and determined on a consolidated basis, (a) Net Cash Flow divided by (b) scheduled payments on Indebtedness for such period (other than principal payments made from time to time with respect to Working Capital Advances).

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq.

     "CHANGE OF OWNERSHIP" shall mean (a) 20% or more of the common stock of the Borrower having voting rights is no longer owned or controlled by the Original Owner, or (b) any merger, consolidation or sale of substantially all of the property or assets of the Borrower, or (c) the occurrence of any event which results in the transfer of the power to direct or cause the direction, by contract or otherwise of the management and policies of any Borrower to a Person who is not an Original Owner. For the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of the Borrower held by any of the Original Owners is convertible or for which any such shares of the capital stock of the Borrower or of any other Person may be exchanged and any shares of common stock of the Borrower held by any of the Original Owners is convertible or for which any such share of the capital stock of the Borrower or of any other Person may be exchanged and any shares of common stock issuable to such Original Owners upon exercise of any warrants, options or similar rights which may at the time of calculation be held by such Original Owners shall be included.

     "CHARGES" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, Liens, Claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign (including, without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund), upon the Collateral, the Borrower or any of its Affiliates.

     "CLAIMS" shall mean all security interests, Liens, claims or encumbrances held or asserted by any Person against any or all of the Collateral, other than (A) Charges and (B) Permitted Encumbrances.

     "CLOSING DATE" shall mean March 25, 1996 or such other date as may be agreed to by the parties hereto.

     "COLLATERAL" shall mean and include:

               (a)  all Receivables;


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        (b)  all General Intangibles;

        (c)  all Inventory;

        (d)  all Equipment, the purchase of which was financed with Capex
Advances;

        (e) all of the Borrower's right, title and interest in and to (i) its goods and other property including, but not limited to all merchandise returned or rejected by customers, relating to or securing any of the Receivables; (ii) all of the Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, set off, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to the Borrower from any customer relating to the Receivables; (iv) other property, including warranty claims relating to any goods securing this Agreement; (v) if and when obtained by the Borrower, all real and personal property of third parties in which Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (vi) any other goods or personal property now owned or hereafter acquired in which the Borrower has expressly granted a security interest or may in the future grant a security interest to the Lender hereunder, or in any amendment or supplement hereto, or under any other agreement between the Lender and the Borrower;

        (f) all of the Borrower's ledger sheets, ledger cards, files, correspondence, records, books or account, business papers, computers, computer software (owned by the Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), (c), (d) and (e) of this Paragraph; and

        (g) all proceeds and products of (a), (b), (c), (d) and (e) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposits, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or documents.

     "CURRENT ASSETS" at a particular date, and determined on a consolidated basis, shall mean all cash, cash equivalents, accounts and inventory of ADLT and all other items which would, in conformity with GAAP, be included under current assets on a balance sheet of ADLT as at such date; provided, however, that such amounts shall not include (a) any amounts for any Indebtedness owing by an Affiliate to ADLT, unless such Indebtedness arose in connection with the sale of goods or rendition of services in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) any shares of stock issued by an Affiliate of the Borrower, or (c) the cash surrender value of any life insurance policy.

     "CURRENT LIABILITIES" at a particular date, shall mean all amounts which would, in conformity with GAAP, and on a consolidated basis, be included under current liabilities on a balance sheet of ADLT, but in any event including, without limitation, the amounts of (a) all Indebtedness of any such Person payable on demand, or at the option of the Person to whom such indebtedness is owed, not more than twelve (12) months after such date, (b) any payments in respect of any Indebtedness of such Person (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date and (c) all reserves in respect of liabilities or indebtedness payable on demand or, at the option of the Person to whom such indebtedness is owed, not more than twelve (12) months after such date, the validity of which is contested at such date, and (d) all accruals for federal or other taxes measured by income payable within a twelve (12) month period, and (e) the amount of outstanding indebtedness under this Agreement at the time of calculation, except with respect to that portion of the debt, except with respect to that portion of the Indebtedness that is appropriately classified as a non-current liability (it being understood that for purpose of this definition, Capex Advances are non-current liabilities).

     "CUSTOMER" shall mean and include the account debtor with respect to any of the Receivables and/or the prospective purchaser of goods, services or both with respect to any contract or other arrangement with the Borrower, pursuant to which the Borrower is to deliver any personal property or perform any services.

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     "DEFAULT RATE" shall mean a rate equal to two (2%) percent per annum in excess of the applicable Working Capital Interest Rate or Capex Interest Rate or Capex Interest Rate or Overadvance Rate, as the case may be.

     "DEPOSITORY ACCOUNTS" shall have the meaning set forth in Section 4.15(h) hereof.

     "DOCUMENTS" shall have the meaning set forth in Section 8.1(c) hereof.

     "DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

     "EARNINGS BEFORE INTEREST AND TAXES" shall mean ADLT's net income before interest and taxes exclusive of depreciation, amortization, extraordinary gains and losses and all other non-cash charges, determined on a consolidated basis.

     "ELIGIBLE INVENTORY" shall mean and include raw materials and finished goods inventory located in the United States and Canada, valued at the lower of cost or market value, determined on a first-in-first-out method, which is not, in Lender's reasonable opinion, obsolete, slow moving or unmerchantable and which Lender shall not deem eligible inventory, based on such considerations as Lender may from time to time deem appropriate including, without limitation, whether the inventory is subject to a perfected, first priority security interest in favor of Lender and whether the inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof.

     "ELIGIBLE RECEIVABLES" shall mean each Receivable arising in the ordinary course of Borrower's business, and which Lender, in its sole credit judgment exercised reasonably, shall deem to be an Eligible Receivable, based on such considerations as Lender may from time to time deem appropriate. In general, a Receivable shall not be deemed eligible unless such Receivable is subject to Lender's perfected security interest and no other Lien other than Permitted Encumbrances, and is evidenced by an invoice or other documentary evidence reasonably satisfactory to Lender. In addition, no Receivable shall be an Eligible Receivable if:

         (a) it arises out of a sale made by Borrower to an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower;

         (b) it is due or unpaid more than one hundred and twenty (120) days after the original invoice date;

         (c)  it is unpaid more than sixty (60) days after its due date;

         (d) fifty percent (50%) or more of the Receivables from the account debtor are not deemed Eligible Receivables hereunder. Such percentage may, in Lender's reasonable discretion, be increased or decreased from time to time;

         (e) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

         (f) the account debtor is also Borrower's creditor or supplier, or the account debtor has disputed liability, or the account debtor has made any claim with respect to any other Receivable due from such account debtor to borrower, or the Receivable otherwise is or may become subject to any right of setoff by the account debtor (but in any case, only to the extent of the maximum amount of such liability, claim or setoff with respect to such account debtor);

         (g) the account debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the account debtor in an involuntary case under any state or federal bankruptcy laws, as now constituted or hereafter amended, or if any other petition or other application for relief under any state or

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
federal bankruptcy law has been filed against the account debtor, or if the account debtor has failed, suspended business, ceased to be solvent, called a meeting of its creditors, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs;

                  (h) the sale is to an account debtor outside the continental United States or Canada, unless the sale is on letter of credit, guaranty or acceptance terms, or is insured by a foreign credit insurance policy in each case acceptable to Lender in its sole discretion;

                  (i) the sale to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

                  (j) Lender believes, in its sole and reasonable judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the account debtor's financial inability to pay;

                  (k) the account debtor is the United States of America, any state or any department, agency or instrumentality of any of them, unless Borrower assigns its right to payment of such Receivable to Lender pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 203 et set.) or has otherwise complied with other applicable statutes or ordinances;

                  (l) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the account debtor or the services giving rise to such receivable have not been performed by Borrower and accepted by the account debtor of the Receivable otherwise does not represent a final sale;

                  (m) the Receivable is subject to any offset, deduction, defense, dispute, or counterclaim or if the Receivable is contingent in any respect or for any reason (but in any case, only to the extent of the maximum amount of such offset, deduction, defense, dispute, counterclaim or contingency);

                  (n) Borrower has made any agreement with any account debtor for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

                  (o) shipment of the merchandise or the rendition of services has not been completed;

                  (p) any return, rejection or repossession of the merchandise has occurred;

                  (q) such Receivable is not payable to the Borrower; or

                  (r) such Receivable is not otherwise satisfactory to the Lender as determined in good faith by the Lender in the exercise of its discretion in a reasonable manner.

         "ENVIRONMENT COMPLAINT" shall have the meaning set forth in
Section 4.19(d) hereof.

         "ENVIRONMENTAL LAWS" shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

         "EQUIPMENT" shall mean and include all of the Borrower's goods (excluding inventory) whether now owned or hereafter acquired or constructed and wherever located including, without


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

limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

         "EQUIPMENT CONTRACT RECEIVABLES" shall mean Receivables arising from the sale of lamp manufacturing equipment with respect to which either (i) a cash deposit of not less than 10% of the purchase price has been remitted to Borrower or (ii) in the case of non-creditworthy Customers, a letter of credit has been issued in the amount of the purchase price in favor of the Borrower.

         "EQUIPMENT CONTRACT RECEIVABLE ADVANCE RATE" shall have the meaning set forth in Section 2.1(a) hereof.

         "EVENT OF DEFAULT" shall mean the occurrence of any of the events set forth in Article X hereof.

         "FEDERAL FUNDS RATE" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

         "FORMULA AMOUNT" shall have the meaning set forth in Section 2.1(a).

         "GAAP" shall mean accounting principles generally accepted in the United States of America in effect from time to time.

         "GENERAL INTANGIBLES" shall mean and include all of the Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choices in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by an account debtor, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

         "HAZARDOUS DISCHARGE" shall have the meaning set forth in
Section 4.19(d) hereof.

         "HAZARDOUS SUBSTANCE" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated byphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), RCRA, Articles 15 and 27 of the New York State Environmental Conversation [sic]
Law or any other applicable Environmental Law and in the regulations adopted pursuant hereto.

         "HAZARDOUS WASTES" includes all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

         "INCIPIENT EVENT OF DEFAULT" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

         "INDEBTEDNESS" of a Person at a particular date shall mean all obligations of such Person which in accordance with GAAP would be classified upon ADLT's consolidated balance sheet as liabilities (except trade accounts payable and accrued expenses and other liabilities arising from the normal and ordinary course of business capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary

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obligations of such Person whether direct or guaranteed, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on assets owned by such Person, whether or not such indebtedness actually shall have been created, assumed or incurred by such Person. Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

         "INVENTORY" shall mean all of Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in progress, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

         "INVENTORY ADVANCE RATE" shall have the meaning set forth in
Section 2.1(a) hereof.

         "LETTERS OF CREDIT" shall have the meaning set forth in Section 2.8.

         "LETTER OF CREDIT FEES" shall have the meaning set forth in
Section 3.2.

         "LIBO RATE" shall mean, relative to any day, the rate of interest equal to the rate per annum listed in the Wall Street Journal on such day as the LIBO Rate for a period equal to 30 days.

         "LIBO RATE ADVANCE" shall mean the Advances or any portion thereof bearing interest at a rate of interest determined by reference to the LIBO Rate.

         "LIEN" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, Claim or encumbrance, or preference, priority or other security agreement or preferential arrangement in respect of any asset of the Borrower or any Subsidiary of the Borrower of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

         "MAXIMUM LOAN AMOUNT" shall mean $25,000,000.00 less the current outstanding amount of Capex Advances.

         "MONTHLY ADVANCES" shall have the meaning set forth in Section 3.1 hereof.

         "NET CASH FLOW" for any fiscal period shall mean (a) Cash Flow of ADLT for such period minus (b) capital expenditures (net of indebtedness incurred to finance such expenditures) in an amount for such period not to exceed the amount permitted under Section 7.6, all as determined on a consolidated basis and (c) Permitted Investments (net of Indebtedness and/or capital stock incurred or issued to finance such Permitted Investment).

         "OBLIGATIONS" shall mean and include any and all of the Borrower's Indebtedness and/or liabilities to the Lender or any corporation that directly or indirectly controls or is controlled by or is under common control with Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of the Borrower's Indebtedness and/or liabilities under this Agreement or under any other agreement between the Lender and the Borrower and all obligations of the Borrower to the Lender to perform acts or refrain from taking any action.

         "ORIGINAL OWNER" shall mean Wayne R. Hellman.

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
         "OTHER DOCUMENTS" shall mean the Questionnaire and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed by Borrower and/or delivered to Lender in respect of the transactions contemplated by this Agreement.

         "OVERADVANCE RATE" shall mean the interest rate equal to the applicable Working Capital Interest Rate or Capex Interest Rate plus one half of one percent (1/2%) per annum.

         "PARENT" of any Person shall mean a corporation or other entity owning, directly or indirectly at least 50% of the shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of the Person, or other Persons performing similar functions for any such Person.

         "PAYMENT OFFICE" shall mean initially 1290 Avenue of the Americas, New York, New York 10104; thereafter, such other office of Lender, if any, which it may designate by notice to the Borrower to be the Payment Office.

         "PERMITTED ENCUMBRANCES" shall mean (a) liens in favor of Lender; (b) liens for taxes, assessments or other governmental charges not delinquent, or, being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrower; (c) liens disclosed in the financial statements referred to in Section 5.5, the existence of which Lender has consented to in writing; (d) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Borrower's business; (f) judgment liens that have been stayed or bonded and mechanics', workmen's, materialmen's or other like liens arising in the ordinary course of Borrower's business with respect to obligations which are not due or which are being contested in good faith by Borrower; (g) liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of the Borrower and (y) the aggregate amount of Indebtedness secured by such liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; (h) liens securing purchase money security indebtedness other than those set forth in Section 7.6 hereof, provided that such liens shall attach only to the property financed thereby and the purchase price of all such property shall not exceed $500,000 in the aggregate in any one fiscal year; (i) liens securing operating leases in an amount not to exceed $500,000 in the aggregate in any one fiscal year; (j) liens existing at the time of the Closing Date or granted from time to time on the assets of any Borrower, which assets are located outside of the United States or Canada, and which liens secure loans from a foreign bank or financial institution and do not exceed $1,000,000 in the aggregate at any one time without our prior written consent; and (k) liens disclosed on Exhibit 1.2, the existence of which Lender has consented to in writing.

         "PERMITTED INVESTMENTS" shall have the meaning set forth in
Section 7.4 hereof.

         "PERSON" shall mean an individual, a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

         "PRIME RATE" for the purpose of this Agreement means the rate of interest publicly announced from time to time by the Bank at its principal office in New York as its prime rate or prime lending rate. The rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

         "QUESTIONNAIRE" shall mean the Questionnaire executed by Borrower and delivered to Lender.


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
         "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as same may be amended from time to time.

         "REAL PROPERTY" shall mean all of Borrower's rights, title and interest in and to the premises located at the addresses set forth on Schedule A hereto.

         "RECEIVABLES" shall mean and include all of the Borrower's accounts, contract rights, instruments, documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to Borrower arising out of or in connection with the sale or lease of inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created.

         "RECEIVABLES ADVANCE RATE" shall have the meaning set forth in
Section 2.1(a) hereof.

         "RELEASE" shall have the meaning set forth in Section 5.7(c)(i) hereof.

         "REVOLVING CREDIT NOTE" shall mean the promissory note referred to in
Section 2.2. hereof.

         "SUBSIDIARY" of any Person shall mean a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

         "TANGIBLE NET WORTH" at a particular date, and determined on a consolidated basis, shall mean (a) the aggregate amount of all assets of ADLT as may properly be classified as such in accordance with GAAP consistently applied and excluding such other assets as are properly classified as "INTANGIBLE ASSETS," less (b) the aggregate amount of total liabilities of ADLT.

         "TERM" shall mean the Closing Date through March 24, 1999, as same may be extended in accordance with the provisions of Section 13.1.

         "TOXIC SUBSTANCE" shall mean and include any material present on the Real Property or the leasehold interests which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. Section 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted, relating to toxic substances. "TOXIC SUBSTANCE" includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

         "U.S. SUBSIDIARY" shall have the meaning set forth in Section 2.12 hereof.

         "WORKING CAPITAL" at a particular date, shall mean the excess, if any, of Current Assets over Current Liabilities at such date, all as determined on a consolidated basis.

         "WORKING CAPITAL ADVANCES" shall mean Advances made for the purpose of funding the Borrower's normal course of business.

         "WORKING CAPITAL INTEREST RATE" shall mean an interest rate per annum equal to (i) Alternate Base Rate minus (ii) one half of one percent (1/2%) provided, however, that if the Advances or a portion thereof are LIBO Rate Advances, then in such event with respect to such Advance or portion thereof it shall mean (i) the average of the LIBO Rate in effect for the month for which such calculation is made plus (ii) two and one-half percent (2.5%).

         1.3 UNIFORM COMMERCIAL CODE TERMS. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York shall have the meaning given therein unless otherwise defined herein.


                   II. ADVANCES, PAYMENT, INTEREST AND FEES.

         2.1(a) WORKING CAPITAL ADVANCES. Subject to the terms and conditions set forth in this Agreement and provided no Event of Default nor any Incipient Event of Default shall have occurred under this Agreement, Lender shall make Working Capital Advances to the Borrower in aggregate amounts outstanding at any time equal to the lesser of (x) the Maximum Loan Amount or (y) an amount equal to the sum of:

                  (i) up to 85%, subject to the provisions of Section 2.1(c) hereof ("RECEIVABLES ADVANCE RATE"), of Eligible Receivables other than Equipment Contract Receivables, plus

                  (ii) up to 35%, subject to the provisions of Section 2.1(c) hereof ("EQUIPMENT CONTRACT RECEIVABLES ADVANCE RATE"), of Equipment Contract Receivables; plus

                  (iii) up to the lesser of (A) 50%, subject to the provisions of Section 2.1(c) hereof ("INVENTORY ADVANCE RATE"), of the value of the Eligible Inventory or (B) $6,000,000 (the Receivables Advance Rate, the Equipment Contract Receivables Advance Rate, the Capex Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "ADVANCE RATES"); minus

                  (iv) such reserves as Lender may reasonably deem proper and necessary from time to time.

         The sum of the amounts derived from Section 2.1(a)(i) (ii) and (iii) minus (iv) at any time and from time to time shall be referred to as the "FORMULA AMOUNT."

         (b) CAPEX ADVANCES. Subject to the terms and conditions set forth in this Agreement and provided no Event of Default nor any incipient Event of Default shall have occurred and shall be continuing under this Agreement, Lender shall make Capex Advances to the Borrower in a sum equal to up to Five Million Dollars ($5,000,000.00) in the aggregate to permit Borrower to finance permitted capital expenditures. Such financing will be in an amount up to fifty percent (50%) of the net invoice cost of such Equipment (exclusive of shipping, handling, taxes, installation and all other "SOFT" costs) or with respect to self-constructed assets, the market value of such assets pursuant to an appraisal acceptable to Lender, subject to the provisions of Section 2.1(c) hereof ("Capex Advance Rate") (collectively, "CAPEX ADVANCES"). Once repaid, a Capex Advance may not be reborrowed. Capex Advances shall bear interest at the Capex Interest Rate.

         Capex Advances shall be accumulated until the earlier of (i) the first anniversary of the Closing Date or (ii) the date on which the aggregate amount of Capex Advances outstanding equals $5,000,000.00 (the "BORROWING PERIOD"). At the end of the Borrowing Period, the sum of all Capex Advances will be amortized on the basis of a six year amortization schedule. Monthly payments will be determined for the Capex Advances made during the Borrowing Period. The Capex Advances shall be, with respect to principal, payable in equal monthly installments commencing on the first Business Day following the end of the Borrowing Period, and on the last Business Day of each month thereafter, with a final installment in an amount equal to the entire outstanding balance thereof payable on the last day of the Term, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement, and in accordance with, the terms of that certain secured promissory note, (the "CAPEX PROMISSORY NOTE"), in the form attached hereto as Exhibit 2.1(b).

         (c) Discretionary Rights The Advance Rates may be increased or decreased by Lender at any time and from time to time in the exercise of its reasonable discretion. Borrower consents to any such increases or decreases and acknowledges that decreasing the Advance Rates may limit or restrict Advances requested by Borrower.

         2.2 REVOLVING CREDIT NOTE ADVANCES. The Working Capital Advances shall otherwise be evidenced by the secured promissory note ("REVOLVING CREDIT NOTE") attached hereto as Exhibit 2.2.

         2.3 PROCEDURE FOR WORKING CAPITAL ADVANCES BORROWING. (a) ADLT, as agent for Borrower may notify the Lender prior to 11:00 a.m. on a Business Day of its request to incur, on that day, a Working Capital Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Lender, or with respect to any other Obligation, become due, same shall be deemed a request for a Working Capital Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Lender, and such request shall be irrevocable.

         (b) Each Borrower agrees that ADLT is granted an irrevocable power of attorney to execute any documents, reports, convey any security interests or title and issue all requests and directives on behalf of each of all other Borrowers and ADLT to Lender, including without limitation all requests for Advances, the proceeds of which if made, shall be remitted in Lender's discretion to ADLT and shall be distributed to the extent necessary and appropriate to the other Borrowers by ADLT who in addition is irrevocably appointed as agent for such purposes. Each Borrower shall be jointly and severally liable for all of the Obligations.

         (c) At the time of Borrower's request for an initial Working Capital Advance hereunder or any subsequent Working Capital Advance ADLT shall request that such Advance be an Alternate Base Rate Advance or a LIBO Rate Advance. If not notice is received to make such Advance as a LIBO Rate Advance, then any such Advance shall be made as an Alternate Base Rate Advance.

         (d) At its option and upon three (3) Business Days' prior written notice, Borrower may prepay any Advances in whole at any time, with accrued interest on the principal being prepaid to the date of such repayment.

         2.4 DISBURSEMENT OF ADVANCE PROCEEDS. All Advances shall be disbursed from whichever office or other place the Lender may designate from time to time and, together with any and all other Obligations of Borrower to Lender, shall be charged to the Borrower's account on the Lender's books. During the Term, Borrower may use the Working Capital Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Working Capital Advance requested by ADLT or deemed to have been requested by ADLT under Section 2.3(a) hereof shall, with respect to requested Working Capital Advances to the extent the Lender makes such Working Capital Advances, be made available to the Borrower by way of credit to the ADLT operating account at such bank as ADLT may designate following notification to Lender, in immediately available federal or other immediately available funds or, with respect to Working Capital Advances deemed to have been requested, be disbursed to the Lender in payment of outstanding Obligations. Each Borrower hereby appoints ADLT as its agent for requesting Advances hereunder and hereby agrees that ADLT shall be solely responsible for distributing the proceeds of any such Advance to the appropriate Borrower. Accordingly, Borrower hereby indemnifies Lender and holds Lender harmless from and against all liability, loss, cost and expense in connection with the paper application or distribution of the proceeds of Advances hereunder, except those caused by the Lender's gross negligence or willful misconduct.

         2.5 REPAYMENT OF ADVANCES.

         (a) The Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided.

         (b) The Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by the Lender on the date received. In consideration of the Lender's agreement to conditionally credit the Borrower's account as of the Business Day on which the Lender receives those items of payment, the Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Lender on account of the Obligations three (3) days after confirmation to Lender by the Blocked Account bank or the Depository Account bank as provided for in Section 4.15(h), that such items of payment have been collected in good funds and finally credited to Lender's account. The Lender is not, however, required to credit the Borrower's account for the amount of any item of payment which is unsatisfactory to the Lender and the Lender may charge the Borrower's account for the amount of any item of payment which is returned to the Lender unpaid.

         (c) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to the Lender at the Payment Office not later than 1:00 P.M. (New York Time) on the due date therefor in lawful money of the United States of America in Federal or other funds immediately available to the Lender. Lender shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging the Borrower's account or by making Advances as provided in Section
2.4 hereof.

         (d) The Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

         2.6 REPAYMENT OF EXCESS ADVANCES. The aggregate balance of Advances outstanding at any time in excess of the maximum Advances permitted under
Section 2.1 hereof shall be immediately due and payable without the necessity of any demand, at the place designated by Lender, whether or not an Incipient Event of Default or Event of Default has occurred.

         2.7 STATEMENT OF ACCOUNT. Lender shall maintain, in accordance with its customary procedures, a loan account in the name of the Borrower in which shall be recorded the date and amount of each Advance made by Lender and the date and amount of each payment in respect thereof; provided, however, the failure by Lender to record the date and amount of any Advance shall not adversely affect Lender. For each month, Lender shall send to ADLT a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lender and the Borrower, during such month. The monthly statements shall be deemed correct and binding upon the Borrower in the absence of manifest error and shall constitute an account stated between Lender and the Borrower unless Lender receives a written statement of ADLT's specific exceptions thereto within thirty (30) days after such statement is received by ADLT. The records of Lender with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of payments applicable thereto, absent manifest error.

         2.8 LETTERS OF CREDIT. Subject to the terms and conditions hereof, Lender shall issue or cause the issuance of Letters of Credit ("LETTERS OF CREDIT"); provided, however, that Lender will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of the outstanding Working Capital Advances plus outstanding Letters of Credit to exceed the Maximum Loan Amount. Letters of Credit shall not exceed $5,000,000.00 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Advances and shall bear interest at the Working Capital Interest Rate; Letters of Credit that have not been drawn upon shall not bear interest. Letters of Credit shall be subject to the terms and conditions set forth in the Letter of Credit and Security Agreement attached hereto as Exhibit 2.8.

         2.9 ISSUANCE OF LETTERS OF CREDIT

         (a) Borrower may request Lender to issue or cause the issuance of a Letter of Credit by delivering to Lender at the Payment Office, Lender's standard form of Letter of Credit and Security Agreement together with Bank's standard form of Letter of Credit Application (collectively, the "LETTER OF CREDIT APPLICATION") and completed to the satisfaction of Lender; and, such other certificates, documents and other papers and information as Lender may reasonably request.

         (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than six months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit

Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments or revisions thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

         2.10 REQUIREMENTS FOR ISSUANCE OF LETTERS OF CREDIT.

         (a) In connection with the issuance or creation of any Letter of Credit Borrower shall indemnify, save and hold Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Lender, and expenses and reasonable attorneys' fees incurred by Lender arising out of, or in connection with, any Letter of Credit to be issued or any acceptances created for Borrower. Borrower shall be bound by Lender's or any issuing or accepting bank's regulations and good faith interpretations of any Letter of Credit issued or acceptance created for Borrower's account, although this interpretation may be different from Borrower's own; and, neither Lender, nor any of its correspondents shall be liable for any error, negligence, or mistakes, whether by omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in creating or paying any Letter of Credit or acceptance, except for Lender's or such correspondents' gross negligence or willful misconduct.

         (b) Borrower shall authorize and direct any bank which issues a Letter of Credit to name Borrower as the "ACCOUNT PARTY" therein and to deliver to Lender all instruments, documents, and other writings and property received by the bank pursuant to the Letter of Credit or in connection with any acceptance and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the application therefor or any acceptance therefor.

         (c) In connection with all Letters of Credit issued or created by Lender under this Agreement, upon an Event of Default or failure to repay by Borrower under any reimbursement agreement, Borrower hereby appoints Lender, or its designee, as its attorney, with full power and authority (a) to sign and/or endorse Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (b) to sign Borrower's name on bills of lading;
(c) to clear inventory through Customs in the name of Borrower or Lender or Lender's designee, and to sign and deliver to Customs Officials powers of attorney in the name of Borrower for such purpose; and (d) to complete in Borrower's name or Lender's, or in the name of Lender's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Lender nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Lender's or its attorney's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

         2.11 ADDITIONAL PAYMENTS. Any sums expended by Lender due to the Borrower's failure to perform or comply with its obligations under this Agreement including, without limitation, Borrower's obligations under Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1 hereof, may be charged to the Borrower's account as a Working Capital Advance and added to the Obligations.

         2.12 NEWLY ACQUIRED SUBSIDIARIES BECOMING A BORROWER.

         (a) Borrower may, from time to time, after the Closing Date, with the consent of Lender (except as provided in Section 2.12(iii) and as provided in Section 7.12 hereof, form or acquire additional Subsidiaries, and those Subsidiaries which are located in the United States and Canada (collectively, the "U.S. SUBSIDIARY") shall become a Borrower hereunder.

         (b) Borrower shall cause each new U.S. Subsidiary to satisfy or obtain the waiver by Lender of the following conditions precedent:

               (i) Execute a counterpart of this Agreement and assume the Obligations of the Borrowers under this Agreement and each of the Documents required by this Agreement;

                  (ii) Fully comply with each of the conditions precedent set forth in Article VIII of this Agreement including but not limited to Sections 8.1(a) through (g), 8.1(j) and 8.2;

                  (iii) provide to Lender access for the audit of the new U.S. Subsidiary's assets of the type and nature reasonably required by Lender to underwrite and obtain loan approval for the new U.S. Subsidiary provided, however, that with respect to any such U.S. Subsidiary, the cash portion of the purchase price of which is less than $500,000, the Borrower may form or acquire such U.S. Subsidiary without the consent of Lender and Lender shall review the transaction and perform an audit only if Lender deems it reasonably necessary; and;

                  (iv)  Such other conditions as Lender may reasonably require.


                            III. INTEREST AND FEES.

         3.1 INTEREST. Interest on Advances shall be payable in arrears on the last day of each month. Interest charges shall be computed on the actual average of such daily Advances outstanding during the month (the "MONTHLY ADVANCES") at a rate per annum equal to (i) with respect to Working Capital Advances, the applicable Working Capital Interest Rate; and (ii) with respect to each Capex Advance, the Capex Interest Rate. Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable interest rate with respect to Advances other than LIBO Rate Advances shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. In the event that Lender, in its sole and absolute discretion, permits Advances in excess of the Formula Amount to remain outstanding for a total of five (5) days or more during any month, then Borrower shall pay interest on all Monthly Advances for such month at a rate equal to the Overadvance Rate. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Obligations shall bear interest at the Default Rate.

         3.2 LETTER OF CREDIT FEES. Borrower shall pay Lender (i) (A) for issuing or causing the issuance of or an amendment to a standby Letter of Credit, a fee computed at a rate per annum of one quarter of one percent (.25%) per month on the outstanding face amount thereof from time to time for the entire term of said Letter of Credit, (B) for issuing or causing the issuance of a Letter of Credit that is not a standby Letter of Credit, a fee equal to 1.0% of the original and each increase in the face amount thereof for each 120 days or part thereof of its term (the fees set forth in (A) and (B) referred to as "LETTER OF CREDIT FEES"), and (ii) Bank's other customary charges payable in connection with Letters of Credit, as the case may be, as in effect from time to time (which charges shall be furnished to Borrower by Lender upon request). Such fees and charges shall be payable (i) in the case of any Letter of Credit, on its opening (ii) in the case of a standby Letter of Credit, (A) monthly thereafter in advance and (B) upon each increase in the outstanding amount thereof and (iii) in the case of any Letter of Credit that is not a standby Letter of Credit, at the time of each increase in face amount thereof. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in the Bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

         On demand, Borrower will cause cash to be deposited and maintained in an account with Lender, as cash collateral, in an amount equal to outstanding Letters of Credit, and Borrower hereby irrevocably authorizes Lender, in its discretion, on Borrower's behalf and in Borrower's name, to open such an account and to make and maintain deposits therein, or in an account opened by Borrower, in the amounts required to be made by Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of Borrower coming into Lender's possession at any time. Lender will invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Lender and Borrower mutually agree and the net return on such investments shall be credited to such account and constitute additional cash collateral. Borrower may not withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

        3.3 CLOSING FEE. Upon the execution of this Agreement, Borrower shall pay to Lender a facility fee of $250,000.00.

        3.4 COLLATERAL MONITORING FEE. Borrower shall pay to Lender on the date of execution of this Agreement and on each anniversary of such date, a collateral monitoring fee in the amount of $50,000.00 for collateral analysis or other business analysis, the need for which is to be reasonably determined by Lender and which monitoring is undertaken by Lender for Lender's benefit.

        3.5 UNUSED FEE. Borrower shall pay to Lender on the first day of each month, in arrears, an unused fee equal to one quarter of one percent (.25%) per annum on the difference between the Maximum Loan Amount and the Monthly Advances for the immediately preceding month.

        3.6 COMPUTATION OF INTEREST AND FEES. Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable interest rate during such extension.

        3.7 MAXIMUM CHARGES. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Lender has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess interest shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess interest is greater than the previously unpaid principal balance, the Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate.

        3.8 INCREASED COSTS. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

        (a) subject the Lender to any tax of any kind whatsoever with respect to this Agreement or change the basis of taxation of payments to the Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of the Lender by the jurisdiction in which it maintains its principal office);

        (b) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of the Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

        (c) impose on the Lender or the London interbank Eurodollar market any other condition with respect to this Agreement or any Other Documents and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining the loans hereunder by an amount of any payment (whether of principal, interest or otherwise) in respect of any of the loans by an amount that the Lender deems to be material, then, in any case the Borrower shall promptly pay the Lender, upon its demand, such additional amount as will compensate the Lender for such additional cost or such reduction, as the case may be. The Lender shall certify the amount of such additional cost or reduced amount to the Borrower, and such certification shall be conclusive absent manifest error.

        3.9 CAPITAL ADEQUACY.

        (a) In the event that the Lender shall have reasonably determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender (for purposes of this

Section 3.9, the term "Lender" shall include Lender or any corporation or bank controlling Lender and the office or branch where Lender (as so defined) makes or maintains any Eurodollar Loans with any request or directive regarding capital adequacy (whether or not having the force of law)) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's capital as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount reasonably deemed by the Lender to be material, then, from time to time, the Borrower shall pay upon demand to the Lender such additional amount or amounts as will compensate the Lender for such reduction. In determining such amount or amounts, the Lender may use any reasonable averaging attribution methods. The protection of this Section 3.9 shall be available to the Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which shall have been imposed.

        (b) A certificate of the Lender setting forth such amounts as shall be necessary to compensate the Lender as specified in Section 3.9 hereof shall be delivered to the Borrower and shall be conclusive absent manifest error.

        3.10 SURVIVAL. The obligations of the Borrower under Sections 3.8 and 3.9, shall survive termination of this Agreement.

                         IV. COLLATERAL: GENERAL TERMS

        4.1 SECURITY INTEREST IN THE COLLATERAL. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby assigns, pledges and grants to Lender a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Lender's security interest and shall cause its financial statements to reflect such security interest.

        4.2 PERFECTION OF SECURITY INTEREST. Borrower shall take all action that may be necessary or desirable, or that Lender may reasonably request, so as at all time to maintain the validity, perfection, enforceability and priority of Lender's security interest in the Collateral or to enable Lender to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) obtaining landlords' or mortgagees' lien waivers,
(iii) delivering to Lender, endorsed or accompanied by such instruments of assignment as Lender may specify, and stamping or marking, in such manner as Lender may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) entering into warehousing, lockbox and other custodial arrangements reasonably satisfactory to Lender, and (v) executing and delivering financing statements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Lender, relating to the creation, validity, perfection, maintenance or continuation of Lender's security interest under the Uniform Commercial Code or other applicable law. All charges, expenses and fees the Lender may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to the Borrower's account and added to the Obligations, or at the Lender's option, shall be paid to the Lender immediately upon demand.

        4.3 DISPOSITION OF COLLATERAL. The Borrower will safeguard and protect all Collateral for the Lender's general account and make no disposition thereof whether by sale, lease or otherwise except the sale of Inventory in the ordinary course of business and the sale or disposition of obsolete assets other than Equipment which is Collateral hereunder.

        4.4 PRESERVATION OF COLLATERAL. Following the occurrence of an Incipient Event of Default or Event of Default in addition to the rights and remedies set forth in Section 11.1 hereof, the Lender: (a) may at any time take such steps as the Lender deems necessary to protect the Lender's interest in and to preserve the Collateral, including the hiring of such security guards for the placing of such security protection measures as the Lender may deem appropriate; (b) may employ and maintain at any of the

Borrower's premises a custodian who shall have full authority to do all acts necessary to protect the Lender's interests in the Collateral; (c) may lease warehouse facilities to which the Lender may move all or part of the Collateral; (d) may use any of the Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Borrower's owned or leased property. The Borrower shall cooperate fully with all of the Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Lender may direct. All of the Lender's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to the Borrower's account and added to the Obligations.

          4.5 OWNERSHIP OF COLLATERAL. With respect to the Collateral, at the time the Collateral becomes subject to the Lender's security interest: (a) the Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first security interest in each an every item of the Collateral to the Lender; and, except for Permitted Encumbrances the Collateral shall be free and clear of all Liens, Claims, Charges and encumbrances whatsoever; (b) each document and agreement executed by Borrower or delivered to Lender in connection with this Agreement shall be true and correct in all material respects; (c) all signatures and endorsements of Borrower that appear on such documents and agreements shall be genuine and Borrower shall have full capacity to execute same; and (d) Borrower's Equipment and Inventory is located as set forth on Exhibit 4.5 and shall not be removed from such location(s) without the prior written consent of the Lender except with respect to the sale of Inventory in the ordinary course of business and the sale or disposal of obsolete assets other than Equipment which is collateral hereunder.

          4.6 DEFENSE OF LENDER'S INTERESTS. Until (a) payment and performance in full of all of Obligations and (b) termination of this Agreement, the Lender's interests in the Collateral hereby granted to the Lender shall continue in full force and effect. During such period the borrower shall not, without the Lender's prior written consent, pledge, sell (except Inventory in the ordinary course of business and the sale or disposal of obsolete assets other than Equipment which is Collateral hereunder), assign, transfer, create or suffer to exist a security interest in, Lien, Claim or Charge upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. The Borrower shall defend the Lender's interests in the Collateral against any and all persons whatsoever. At any time following an Event of Default, Lender shall have the right to take possession of the indicia of the Collateral and Collateral in whatever physical form contained, including without limitation: labels, stationery, documents, instruments and advertising materials. If Lender exercises this right to take possession of the collateral, Borrower shall, upon demand, assemble it in the best manner possible and make it available to Lender at a place reasonably convenient to Lender. In addition, with respect to all Collateral, Lender shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. At any time following an Event of Default, Borrower shall, and Lender may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Lender holds a security interest to deliver same to Lender and/or subject to Lender's order and if they shall come into Borrower's possession, they, and each of them, shall be held by Borrower in trust as Lender's trustee, and Borrower will immediately deliver them to Lender in their original form together with any necessary endorsement.

          4.7 BOOKS AND RECORDS. The Borrower shall keep proper books of record and account in which full, true and correct entries will be make of all dealings or transactions of or in relation to is business ad affairs pursuant to and in accordance with, or as required by GAAP and by Regulation SX as promulgated from time to time by the Securities and Exchange Commission of the government of the United States of America.

          4.8 FINANCIAL DISCLOSURE. The Borrower hereby irrevocably authorizes and directs ADLT's independent auditors employed by the Borrower at any time during the term of this Agreement to exhibit and deliver to Lender copies of any of the Borrower's financial statements, trial balances or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to Lender any information such accountants may have concerning the Borrower's financial status and business operations. The Borrower hereby authorizes all federal, state and municipal authorities to furnish to Lender copies of reports or examinations relating to the Borrower, whether made by the Borrower or otherwise; however, Lender will attempt to obtain such information or materials directly from the Borrower prior to obtaining such information or materials from such accountants.

         4.9 COMPLIANCE WITH LAWS. The Borrower shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Borrower's business the non-compliance with which would have a material adverse effect on the Collateral, or the operations, business or condition (financial or otherwise) of the Borrower.

          4.10 INSPECTION OF PREMISES. At all reasonable times Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from the Borrower's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of Borrower's business. Lender and its agents may enter upon any of the Borrower's premises at any time during regular business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of Borrower's business. Lender may charge Borrower's account for all reasonable costs and expenses incurred by Lender in connection with such audits and inspections, including without limitation, Lender's customary per-diem charges for all employees or contractors involved in such audits or inspections.

          4.11 INSURANCE. Borrower shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At the Borrower's own cost and expense in amounts and with carriers reasonably acceptable to Lender, the Borrower shall (a) keep all of its insurable properties and properties in which the Borrower has an interest insured against the hazards of fire, flood (if necessary,) sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrower's including, without limitation, business interruption insurance: (b) maintain a bond in such amounts as is customary in the case of companies engaged in business similar to Borrower's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrower either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (d) maintain all such workmen's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrower is engaged in business; (e) furnish Lender with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before an expiration date, and (ii) appropriate loss payable endorsements in form and substance reasonably satisfactory to the Lender, naming the Lender as loss payee as its interests may appear with respect to all insurance coverage referred to in clauses (a) and (b) above, and providing (A) that all proceeds thereunder shall be payable to the Lender, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days prior written notice is given to the Lender. In the event of any loss thereunder, the carriers named therein hereby are directed by the Lender and Borrower to make payment for such loss with respect to the Collateral to the Lender and not to the Borrower and the Lender jointly. If any insurance losses are paid by check, draft or other instrument payable to the Borrower and the Lender jointly, the Lender may endorse the Borrower's name thereon and do such other things as the Lender may deem advisable to reduce the same to cash. The lender is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a), and (b) above. All loss recoveries received by lender upon any such insurance may be applied to the Obligations, in such order as Lender in his sole discretion shall determine. Any surplus shall be paid by the Lender to the Borrower or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Borrower to the Lender, on demand.

          4.12 FAILURE TO PAY INSURANCE. If the Borrower fails to obtain insurance as hereinabove provided, or to keep the same in force, the Lender, if the Lender so elects, may obtain such insurance and pay the premium thereof for the Borrower's account, and charge the Borrower's account therefore and such expenses so paid shall be part of the Obligations.

          4.13 PAYMENT OF TAXES. The Borrower will pay, when due, all taxes, assessments and other Charges or Claims lawfully levied or assessed upon Borrower or any of the Collateral including, without limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, old age benefits, withholding, and sales taxes, provided, however, that the Borrower shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall, to the extent required by GAAP on a consistent basis, have set aside on its books adequate reserves with respect thereto. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrower and Lender which Lender may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any Claim shall be made which, in the Lender's reasonable opinion, may possibly create a valid Lien, Charge or Claim on the Collateral, the Lender may without notice to Borrower pay the taxes, assessments, Liens, Charges or Claims and Borrower hereby indemnifies and holds Lender harmless in respect thereof. The amount of any payment by Lender under this Section 4.13 shall be charged to the Borrower's account as a Working Capital Advance and added to the Obligations and, until Borrower shall furnish Lender with an indemnity therefore (or supply Lender with evidence satisfactory to Lender that due provision for the payment thereof has been made), Lender may hold without interest any balance standing to Borrower's credit and Lender shall retain its security interest in any and all Collateral held by Lender.

          4.14 PAYMENT OF LEASEHOLD OBLIGATIONS. The Borrower shall at all times pay, when and as due, its rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect and, at the lender's request will provide evidence of having done so.

          4.15 RECEIVABLES

          (a) Nature of Receivables. Each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of the Borrower, or work, labor or services theretofore rendered by the Borrower and as of the date each Receivable is created, same shall be due and owing in accordance with Borrower's standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by the Borrower to the Lender.

          (b) Solvency of Customers. Each Customer, to the best of the Borrower's knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due. With respect to such Customers of Borrower who are not solvent the Borrower has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables.

          (c) Location of Borrower. The Borrower's chief executive office is located at the addresses listed on Schedule A hereto. Until written notice is given to the Lender by Borrower of any other office at which it keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

          (d) Collection of Receivables. Until the Borrower's authority to do so is terminated by the Lender (which notice the Lender may give at any time following the occurrence of an Event of Default) the Borrower will, at the Borrower's sole cost and expense, but on the Lender's behalf and for the Lender's account, collect as the Lender's property and in trust for the Lender all amounts received on Receivables, and shall not commingle such collections with the Borrower's funds or use the same except to pay Obligations. The Borrower shall, upon request, deliver to the Lender in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness.

          (e) Notification of Assignment of Receivables. At any time following the occurrence of an Event of Default hereunder, the Lender shall have the right to send notice of the assignment of, and the Lender's security interest in, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, the Lender shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Lender's actual collection expenses, including but not limited to stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to the Borrower's account and added to the Obligations.

          (f) Power of Lender to Act on Borrower's Behalf. The lender shall have the right to receive, endorse, assign and/or deliver in the name of the Lender or the Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and the Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. The Borrower hereby constitutes the Lender or the Lender's designee as the Borrower's attorney with power (i) to endorse the Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (ii) to sign the Borrower's name on any invoice or bill of lading relating to any of the Receivables; (iii) to send verifications of Receivables, drafts against Customers, assignments and verifications of Receivables; (iv) to send verifications of Receivables to any Customer; (v) to sign the Borrower's name on all financing statements or any other documents or instruments deemed necessary or appropriate by the Lender to preserve, protect, or perfect the Lender's interest in the Collateral and to file same; (vi) to demand payment of the Receivables; (vii) to enforce payment of the Receivables by legal proceedings or otherwise; (viii) to exercise all of Borrower's rights and remedies with respect to the collection of the Receivables and any other Collateral; (ix) to settle, adjust, compromise, extend or renew the Receivables; (x) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (xi) to prepare, file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any account debtor;
(xii) to prepare, file and sign Borrower's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; and (xiii) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross negligence; this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. The Lender shall have the right at any time, after the occurrence of an Event of Default, to change the address for delivery of mail addressed to the Borrower to such address as the Lender may designate.

          (g) No Liability. The Lender shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom, except those due to its gross negligence or willful misconduct. Following the occurrence of an Event of Default, the Lender may, without notice or consent from the Borrower, sue upon or otherwise collect, extend the time of payment of, compromise or settle for cash, credit or upon any terms any of the Receivables or any other securities, instruments or insurance applicable thereto and/or release any obligor thereof. The Lender is authorized and empowered to accept, following the occurrence of an Event of Default, the return of the goods represented by any of the Receivables, without notice to or consent by the Borrower, all without discharging or in any way affecting the Borrower's liability hereunder.

          (h) Establishment of a Lockbox Account, Dominion Account. All proceeds of Receivables shall, at the direction of Lender, be deposited by the Borrower into a lockbox account, Dominion account or such other "BLOCKED ACCOUNT" ("BLOCKED ACCOUNTS") as Lender may require pursuant to an arrangement with Bank One, Akron, N.A., in Akron, Ohio and Bank Illinois, in Urbana, Illinois, or such other banks reasonably acceptable to Borrower and Lender. The Borrower shall issue to any such banks, an irrevocable letter of instruction directing said bank to transfer such funds so deposited to the Lender, either to any account maintained by the Lender at said banks or by wire transfer to appropriate account(s) of the Lender. All funds deposited in such "BLOCKED ACCOUNTS" shall immediately become the property of the Lender and the Borrower shall obtain the agreement by such banks to waive any offset rights against the fund so deposited. Lender assumes no responsibility for such "BLOCKED ACCOUNTS" arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, in the event that Lender or Borrower is unable for any reason, to so maintain such Blocked Accounts or Lender reasonably believes that such Blocked Accounts are not being used or operated properly, or upon the occurrence of an Event of Default hereunder Lender may establish depository accounts ("DEPOSITORY ACCOUNTS") in the name of Lender at a bank or banks for the deposit for such funds and Borrower shall deposit all proceeds of Receivables or cause same to be deposited, in kind, in such Depository Accounts of Lender in lieu of depositing same to the Blocked Accounts.

        4.16 INVENTORY. All Inventory has been, and will be produced by Borrower in accordance with Federal Fair Labor Standards Act 1938, as amended, and all rules, regulations and orders thereunder.

        4.17 MAINTENANCE OF EQUIPMENT. The Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved in all material respects.

        4.18 EXCULPATION OF LIABILITY. Nothing herein contained shall be construed to constitute the Lender as the Borrower's agent for any purpose whatsoever, nor shall the Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof, except when caused by the gross negligence or willful misconduct of Lender. The Lender does not, whether by anything herein or in any assignment or otherwise, assume any of the Borrower's obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrower of any of the terms and conditions thereof.

        4.19 ENVIRONMENTAL MATTERS. (a) Borrower will ensure that the Real Property remains in substantial compliance with all material Environmental Laws and it will not place or permit to be placed any Hazardous Substances on any Real Property except as not prohibited by applicable law and appropriate governmental authorities.

        (b) Borrower will establish and maintain a system to monitor continued compliance with all material applicable Environmental Laws which system shall include periodic review of such compliance.

        (c) Borrower will (i) employ in connection with its use of the Real Property appropriate technology necessary to maintain compliance with any applicable material Environmental Laws in Borrower's reasonable opinion, and
(ii) dispose of any and all Hazardous Waste generated at the Real Property only at facilities and with carriers that maintain valid permits under RCRA and any other applicable Environmental Laws to the extent Borrower is required to do so under applicable Environmental Laws. Borrower shall use its reasonable efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by the Borrower in connection with the transport or disposal of any such Hazardous Waste generated at the Real Property.

        (d) In the event the Borrower obtains, gives or receives notice of any non-permitted Release of a reportable quantity in a 24-hour period of any Hazardous Substances at the Real Property (any such even being hereinafter referred to as a "HAZARDOUS DISCHARGE") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Real Property or Borrower's interest therein (any of the foregoing is referred to herein as an "ENVIRONMENTAL COMPLAINT") from any state agency responsible in whole or in part for environmental matters in the state in which the Real Property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "AUTHORITY"), then the Borrower shall, within five (5) Business Days, give written notice of same to the Lender detailing non-privileged and non-confidential facts and circumstances of which the Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow the Lender to protect its security interest in the Real Property and is not intended to create nor shall it create any obligation upon the Lender with respect thereto.

        (e) Borrower shall promptly forward to the Lender copies of any notification of potential liability, demand letter from any Authority relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by Borrower to dispose of Hazardous Substances and shall continue to forward copies of correspondence between the Borrower and the Authority regarding such claims to the Lender until the claim is settled. The Borrower shall promptly forward to the Lender copies of all documents and reports concerning a Hazardous Discharge at the Real Property that the Borrower is required to file under any Environmental Laws, except for routine reports filed with Authorities in the ordinary course of Borrower's conduct of operations at the Real Property. Such information is to be provided solely to allow the Lender to protect Lender's security interest in the Real Property and the Collateral.

        (f) Borrower shall respond promptly to any Hazardous Discharge or Environmental Complaint and take all material action reasonably necessary in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If Borrower shall so fail to respond promptly to any such Hazardous Discharge or Environmental Complaint or Borrower shall fail to comply with any of the material requirements of any material Environmental Laws which threaten the health of any Person or subjects the Collateral or Real Property to any material lien, the Lender may, but without the obligation to do so, for the sole purpose of protecting the Lender's interest in Collateral: (A) give such notices or (B) enter into the Real Property (or authorize third parties to enter into the Real Property) and take such actions as the Lender (or such third parties as directed by the Lender) deems reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint as required by applicable Environmental Laws. All reasonable costs and expenses incurred by the Lender (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Working Capital Advances shall be paid upon demand by the Borrower, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Lender and Borrower.

        (g) In the event the Lender has reasonable grounds to believe that there has been a Hazardous Discharge at the Real Property, then promptly upon the written request of the Lender, Borrower shall provide Lender, at the Borrower's expense, with an Environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of the Lender, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Real Property. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to the Lender. If such estimates, individually or in the aggregate, exceed $250,000, the Lender shall have the right to require the Borrower to post a bond, letter of credit or other security reasonably satisfactory to the Lender to secure payment of these costs and expenses.

        (h) Borrower shall defend and indemnify the Lender and hold the Lender harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including reasonable attorney's fees, suffered or incurred by the Lender under or on account of any Environmental Laws, including without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances affecting the Real Property, whether or not the same originates or engages from the Real Property or any contiguous real estate, except to the extent such loss, liability, damage and expenses is attributable to any Hazardous Discharge resulting from actions on the part of the Lender. The Borrower's obligations under this Section 4.19 shall arise upon the discovery of the presence of any Hazardous Substances at the Real Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. The Borrower's obligation and the indemnifications hereunder shall survive the termination of this agreement.

          (i) For purposes of this section 4.19, all references to Real Property shall be deemed to include all of Borrower's right, title and interest in and to leased premises.

                       V. REPRESENTATIONS AND WARRANTIES.

           The Borrower represents and warrants as follows:

           5.1 AUTHORITY. The Borrower has full power, authority and legal right to enter into this Agreement and the Other Documents and perform all obligations hereunder. The execution, delivery and performance hereof and of the Other Documents are within the Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of the Borrower's by-laws, certificate of incorporation or other applicable documents relating to the Borrower's formation or to the conduct of the Borrower's business or of any material agreement or undertaking to which the Borrower is a party or by which the Borrower is bound, and will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of the Borrower under the provisions of any agreement, charge, instrument, by-law of other instrument to which the Borrower is a party or by which it may be bound.

          5.2 FORMATION AND QUALIFICATION. Each Borrower is duly incorporated and in good standing under the laws of the State listed on Schedule A hereto as its state of incorporation and each is qualified to do business and is in good standing in the states listed on Exhibit 5.2 which constitute all states in which qualification and good standing are necessary for the Borrower to conduct its business and own its property and where the failure to so qualify would have a material adverse effect on Borrower or its business. Borrower has delivered to Lender true and complete copies of its certificate of incorporation and by-laws and will promptly notify Lender of any amendment or changes thereto.

          5.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in this Agreement and the Other Documents shall be true at the time of Borrower's execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

          5.4 TAX RETURNS. Borrower's federal tax identification number is set forth in Exhibit 5.4. Borrower has filed all federal, state and local tax returns and other material reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The consolidated provisions for taxes on the books of ADLT are adequate for all years not closed by applicable statutes, and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on ADLT's consolidated financial statements.

          5.5 FINANCIAL STATEMENTS. The combined balance sheet of the Borrower, its Subsidiaries and such other Persons described therein (including the accounts of all Subsidiaries for the respective periods during which a subsidiary relationship existed) as of June 30, 1995, and the related statements of income, changes in shareholder's equity, and cash flow for the period ended on such date, accompanied by a report thereon containing an opinion without qualification by independent certified public accountants, copies of which have been delivered to Lender, have been prepared in accordance with GAAP, consistently applied and present fairly the financial position of ADLT and its Subsidiaries at such date and the results of their operations for such period. Since June 30, 1995 there has been no material change in the consolidated condition, financial or otherwise, of ADLT and its Subsidiaries as shown on the consolidated balance sheet as of such date and no material change in the aggregate value of machinery, equipment and Real Property owned by the Borrower and its Subsidiaries, except as disclosed in ADLT's consolidated financial statements included in ADLT's Form 10-Q report for the Quarter ended December 31, 1995.

          5.6 CORPORATE NAME. The Borrower has not been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on Exhibit 5.6, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any person during the preceding five (5) years except as Borrower has previously disclosed to Lender.

        5.7  O.S.H.A AND ENVIRONMENT COMPLIANCE.

        (a) Borrower has duly complied with, and, its facilities, business assets, property, leaseholds and equipment are in substantial compliance in all material respects with, the provisions, of the Federal Occupational Safety and Health Act, the Environmental Protection Act, RCRA and all other Environmental Laws where failure to so comply would have a material adverse effect on the business, financial condition or affairs of Borrower in each case. There are no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its business, assets, property, leaseholds or equipment under any such laws, rules or regulations.

        (b) Borrower has been issued all required federal, state and local licenses, certificates or permits relating to and material to Borrower and its facilities, businesses, assets, property, leaseholds and equipment are in compliance in all material respects with, all applicable Environmental Laws where failure to so comply would have a material adverse effect on the business, financial condition or affairs of Borrower, in each case.

        (c)(i) There are no visible signs of releases, spills, discharges, leaks or disposal (collectively referred to as "RELEASES") of Hazardous Substances at, upon, under or within any Real Property or any premises leased by Borrower;
(ii) there are no underground storage tanks or polychlorinated biphenyls on the Real Property or any premises leased by Borrower; (iii) neither the Real Property nor any premises leased by Borrower has ever been used as a treatment, storage or disposal facility of Hazardous Waste; (iv) no Hazardous Substances are present on the Real Property or any premises leased by Borrower, excepting such substances as are handled in accordance with all applicable manufacturer's instructions and governmental regulations and in proper storage containers and as are necessary for the operation of the commercial business of the Borrower or of its tenants.

        (d) Borrower hereby indemnifies and holds Lender harmless from and against any liability, loss, damage, suit, action or proceeding pertaining to Hazardous Wastes or Toxic Substances, including, but not limited to, claims of any federal, state or municipal government or quasi-governmental agency or any third person, whether arising under CERCLA, RCRA, or any other federal, state or municipal law or regulation, or tort, contract or common law.

        5.8  SOLVENCY; NO LITIGATION, VIOLATION, INDEBTEDNESS OR DEFAULT.

        (a) Borrower is solvent after giving effect to the Indebtedness and:

                (i) the assets of Borrower, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities of the Borrower);

                (ii) current projections which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect Borrower's judgment based on present circumstances, the most likely set of conditions and Borrower's most likely course of action for the period projected, demonstrate that Borrower will have sufficient cash flow to enable it to pay its debts as they mature; and

                (iii) Borrower does not have an unreasonably small capital base with which to engage in its anticipated business.

For purposes of this subsection (a), the "FAIR VALUATION" of the assets of Borrower shall be determined on the basis of the amount which may be realized within a reasonable time, whether through collection or sale of such assets at market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

         (b) Except as disclosed in Exhibit 5.8(b), the Borrower has (i) no pending or threatened litigations, actions or proceedings which involve the possibility of materially and adversely affecting its business, assets, operations, condition or prospects, financial or otherwise, or the Collateral, or the ability of Borrower to perform this Agreement, and (ii) no liabilities nor indebtedness other than the Obligations.

         (c) The Borrower is not aware of any violation of any applicable statute, regulation or ordinance in any respect materially and adversely affecting the Collateral or its business, assets, operations or condition or prospects, financial or otherwise, nor is Borrower in violation of any order of any court, governmental authority or arbitration board or tribunal.

         (d) The Borrower has received no notice that it is not in full compliance with any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and its regulations and, (i) it has not engaged in any Prohibited Transactions as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code as amended, (ii) it has met all applicable minimum funding requirements under Section 302 of ERISA in respect of their plans and no funding requirements have been postponed or delayed,
(iii) it has no knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any of the employee benefit plans, (iv) there exists no event described in Section 4043 of ERISA, excluding subsections 4043(b)(2) and 4043(b)(3) thereof, for which the thirty (30) day notice period contained in 12 CFR Section 2615.3 has not been waived, (v) it does not have any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than its employees or former employees, and (vi) it has not withdrawn, completely or partially, from any multi-employer pension plans so as to incur liability under the Multi-Employer Pension Plan Amendments of 1980.

         5.9 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. All patents, patent applications, trademarks, trademark applications, copyrights, copyright applications, tradenames, and licenses owned or utilized and material to the business of the Borrower are set forth on Exhibit 5.9, are valid and certain of them have been duly registered or filed with an appropriate governmental authority as shown on said Exhibit 5.9; there is no objection or pending challenge to the validity of any such material patent, trademark, copyright, tradename, or license and Borrower is not aware of any grounds for any challenge, except as set forth in Exhibit 5.9 hereto.

         5.10 LICENSES AND PERMITS. Except as set forth in Exhibit 5.10, Borrower (a) is in material compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective of the Borrower.

         5.11 DEFAULT OF INDEBTEDNESS. Borrower is not in default in the payment of the principal of or interest on any indebtedness or under any instrument or agreement under or subject to which any indebtedness has been issued, the result of which would have a material adverse effect on the Borrower, and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

         5.12 NO DEFAULT. Borrower is not in default in the payment or performance of any of its material contractual obligations and no incipient Event of Default has occurred.

         5.13 NO BURDENSOME RESTRICTIONS. Borrower is not party to any contract or agreement the performance of which would materially adversely affect the business, assets, operations, condition or prospects (financial or otherwise) of the Borrower. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

         5.14 NO LABOR DISPUTES. Borrower is not involved in any labor dispute; there are no strikes or walkouts or union organization of any of Borrower's employees threatened or in existence and no labor contract is scheduled to expire during the Term other than as set forth on Exhibit 5.14 hereto.

         5.15 MARGIN REGULATIONS. The Borrower is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "PURCHASING" or "CARRYING" any "MARGIN STOCK" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "PURCHASING" or "CARRYING" "MARGIN STOCK" as defined in Regulation U of such Board of Governors.

         5.16 INVESTMENT COMPANY ACT. The Borrower is not an "INVESTMENT COMPANY" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

         5.17 DISCLOSURE. No representation or warranty made by the Borrower in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Borrower or which reasonably should be known to the Borrower which the Borrower has not disclosed to Lender in writing with respect to the transactions contemplated by this Agreement which materially and adversely affects the condition (financial or otherwise), results of operations, business, or assets of the Borrower.


                           VI. AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that it shall, until payment in full of the Obligations and termination of this Agreement:

         6.1 PAYMENT OF FEES. Pay to Lender on demand all usual and customary fees and expenses which Lender reasonably incurs in connection with (a) the forwarding of Advance proceeds and (b) the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.15(h). Lender may, without making demand, charge the account of Borrower for all such fees and expenses.

         6.2 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE AND ASSETS. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, tradenames, trade secrets and trademarks material to its business; (b) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof, the failure of which would materially and adversely effect its business or the Collateral.

         6.3 VIOLATIONS. Promptly notify the Lender in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to the Borrower which may materially adversely affect the Collateral or the Borrower's business, assets, operations, condition or prospectus (financial or otherwise).

         6.4 GOVERNMENT RECEIVABLES. Take all steps necessary to protect Lender's interest in the Collateral under the Federal Assignment of Claims Act or other applicable state or local statutes or ordinances and deliver to the Lender appropriately endorsed, any instrument or chattel paper connected with any Eligible Receivable arising out of contracts between Borrower and the United States, any state or any department, agency or instrumentality of any of them.

        6.5 TANGIBLE NET WORTH. Cause to be maintained at the end of each fiscal quarter of ADLT, (a) a consolidated Tangible Net Worth in the following amounts on the following dates and (b) a consolidated Tangible Net Worth with respect to Borrower and only its Subsidiaries located in the United States and Canada in the following amounts on the following dates:

        As of the Closing Date                  $20,000,000
        As of June 30, 1996                      21,500,000
        As of September 30, 1996                 21,500,000
        As of December 31, 1996                  21,500,000
        As of March 31, 1997                     21,500,000
        As of June 30, 1997                      26,500,000
        As of September 30, 1997                 26,500,000
        As of December 31, 1997                  26,500,000
        As of March 31, 1998                     26,500,000
        As of June 30, 1998                      30,500,000
        As of September 30, 1998                 30,500,000
        As of December 31, 1998                  30,500,000
        As of March 31, 1999                     30,500,000
        As of June 30, 1999 and thereafter       33,500,000

        6.6 CURRENT RATIO. Cause to be maintained as of the end of each fiscal quarter of ADLT a ratio of Current Assets to Current Liabilities of not less than 1.2 to 1.0.

        6.7 CASH FLOW COVERAGE RATIO. Cause to be maintained as of the end of each fiscal quarter of ADLT beginning with the fiscal quarter ending June, 1996, a Cash Flow Coverage Ratio equal to or greater than 2.0 to 1.0.

        6.8 WORKING CAPITAL. Cause to be maintained as of the end of each fiscal quarter. Working Capital in an amount not less than the following amounts for the following periods:

        As of the March 31, 1996                $8,000,000
        As of June 30, 1996 and thereafter       5,000,000

        6.9 LEVERAGE RATIO. Cause to be maintained, as of the end of each fiscal quarter of ADLT a ratio of total liabilities to Tangible Net Worth of not greater than 1.5 to 1.0.

        6.10 PLEDGE OF CREDIT. Not now or hereafter pledge the Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than the Borrower's business as conducted on the date of this Agreement or as set forth in the Prospectus filed by ADLT with the Securities and Exchange Commission, which became effective December 11, 1995.

        6.11 EXECUTION OF SUPPLEMENTAL INSTRUMENTS. Execute and deliver to the Lender from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as the Lender may reasonably request, in order that the full intent of this Agreement may be carried into effect.

        6.12 PAYMENT OF INDEBTEDNESS. Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its material obligations and liabilities of whatsoever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower shall have provided for such reserves as Lender may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of Lender.

        6.13 STANDARDS OF FINANCIAL STATEMENTS. Cause all financial statements referred to in Section 9.7, 9.8 and 9.9 to be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).


                            VII. NEGATIVE COVENANTS.

                  The Borrower covenants and agrees that it shall not without the prior written consent of Lender, until satisfaction in full of the Obligations and termination of this Agreement:

                   7.1 MERGER, CONSOLIDATION, ACQUISITION AND SALE OF ASSETS.

                  (a) Without our prior written consent enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a substantial portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it.

                  (b) Sell, lease, transfer or otherwise dispose of any of its properties or assets, except (i) inventory in the ordinary course of its business, and (ii) property or assets which do not exceed in the aggregate $50,000.00 per fiscal year or an aggregate of $200,000.00 during the Term of this Agreement.

                  7.2 CREATION OF LIENS. Create or suffer to exist any Lien, Charge, Claim or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

                  7.3 GUARANTEES. Become liable upon the obligations of any person, firm or corporation by assumption, endorsement or guaranty thereof or otherwise (other than to Lender) except the endorsement of checks in the ordinary course of business.

                  7.4 INVESTMENTS. Purchase or acquire obligations or stock of, or any other interest in, any Person, except for the following "Permitted Investments": (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof, and (e) joint ventures, partnerships or similar arrangements (collectively hereinafter referred to as "joint ventures") (i) in which investments by ADLT are made solely by the exchange of any of its common or preferred stock for an interest in such joint venture, or (ii) in which Borrower has made an equity investment in cash in amount not to exceed $500,000 in each instance or $l,500,000 in the aggregate on an annual basis; provided, however, that the cash equity investment in a joint venture by a Borrower outside the United States or Canada may exceed Five Hundred Thousand Dollars ($500,000) provided that the amount by which such cash investment exceeds $500,000 (A) does not exceed one hundred percent (100%) of the aggregate net after tax profits derived from the sale of the Equipment or Inventory of a Borrower that is constructed, delivered, installed and accepted by the joint venture and (B) the net proceeds from such sale have not been repatriated in the jurisdiction of the United States; and (f) as otherwise permitted in Section 7.12 hereof. The Lender hereby acknowledges that the acquisition by ADLT of the equity and senior secured debt of Spectro Electric, Inc. preceded the execution and delivery of this Agreement.

                  7.5 LOANS. Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate, except with respect to (a) advances made by ADLT as agent under this Agreement or intercompany loans and transfers between Subsidiaries that are Borrowers, and
(b) the extension of commercial trade credit in connection with the sale of inventory in the ordinary course of its business.

                  7.6 CAPITAL EXPENDITURES. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in any fiscal year in an amount in excess of:

                  (a) $4,500,000.00 as of the Borrower's fiscal year ending June 30, 1996;

                  (b) $12,000,000.00 during the Borrower's fiscal year ending June 30, 1997;

                  (c) $10,000,000.00 as of the Borrower's fiscal year ending June 30, 1998 and each fiscal year thereafter,

provided any such expenditure or commitment does not result in the occurrence of an Event of Default or an Incipient Event of Default hereunder.

                  7.7 PERMITTED INVESTMENTS AND CAPITAL EXPENDITURES. Allow the sum of capital expenditures permitted in Section 7.6 plus Permitted Investments to exceed:

                  (a) $5,500,000.00 as of the Borrower's fiscal year ending June 30, 1996;

                  (b) $13,000,000.00 during the Borrower's fiscal year ending June 30, 1997;

                  (c) $11,000,000.00 as of the Borrower's fiscal year ending June 30, 1998 and each fiscal year thereafter;

                  7.8 DIVIDENDS. Declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of Borrower or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of Borrower without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                  7.9 INDEBTEDNESS. Create, incur, assume or suffer to exist any indebtedness of Borrower except in respect of (i) Indebtedness to Lender and
(ii) Indebtedness incurred for asset purchases permitted under Section 7.6 hereof.

                  7.10 NATURE OF BUSINESS. Substantially change the nature of the business in which it is presently engaged, and as specifically set forth in the Prospectus filed by ADLT with the Securities and Exchange Commission, which became effective on December 11, 1995, nor except as specifically permitted in this Agreement, purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

                  7.11 TRANSACTIONS WITH AFFILIATES. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate not identified in this Agreement, except disclosed transactions in the ordinary course of business, on an arm's-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate;

                  7.12 SUBSIDIARIES.

                  (a) Form any Subsidiary unless in compliance with Section 2.12 hereof; provided however, that irrespective of the requirements of Section 2.12 hereof, (i) ADLT may form any Subsidiary in which the investment by ADLT is made solely by the exchange of any of its common or preferred stock without the prior consent of Lender and (ii) any Borrower may form or acquire a Subsidiary provided that its cash investment therein is less than $500,000 without the consent of Lender.

                  (b) Except as permitted in Section 7.4, enter into any partnership, joint venture or similar arrangement.

                  7.13 FISCAL YEAR AND ACCOUNTING CHANGES. Change its fiscal year end from June 30 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

                  7.14 PREPAYMENT OF INDEBTEDNESS. At any time, directly or indirectly, prepay any Indebtedness (other than to Lender) or repurchase, redeem, retire or otherwise acquire any Indebtedness of Borrower.

                           VIII. CONDITIONS PRECEDENT.

                  8.1 CONDITIONS TO INITIAL ADVANCES. The agreement of Lender to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lender, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent:

                  (a) Revolving Credit Note. The Lender shall have received the Revolving Credit Note duly executed and delivered by an authorized officer of the Borrower;

                  (b) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, any related agreement or under law or reasonably requested by the Lender to be filed, registered or recorded in order to create, in favor of the Lender, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Lender shall have received an acknowledgment copy, or other evidence reasonably satisfactory to it of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                  (c) Corporate Proceedings of the Borrower. The Lender shall have receives a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the Board of Directors of the Borrower authorizing
(i) the execution, delivery and performance of this Agreement, the Revolving Credit Note and each of the agreements or documents executed and delivered in connection therewith (collectively the "DOCUMENTS") and (ii) the granting by Borrower of the security interests in and liens upon the Collateral in each case certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                  (d) Incumbency Certificates of the Borrower. The Lender shall have received a certificate of the Secretary or any Assistant Secretary of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing this Agreement, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

                  (e) Legal Opinion. The Lender shall have received the executed legal opinion of Borrower's counsel in form and substance reasonably satisfactory to the Lender which shall cover such matters incident to the transactions contemplated by this Agreement, the Revolving Credit Note and Documents as the Lender may reasonably require;

                  (f) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or governmental authority shall be continuing or threatened against the Borrower or against the officers or directors of the Borrower (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of the Lender, is deemed material or (B) which if adversely determined, would, in the reasonable opinion of the Lender, have a material adverse effect on the business, assets, operations or condition (financial or otherwise) of the Borrower; and (iii) no injunction, writ, restraining order or other order of any nature materially adverse to the Borrower or the conduct of its business shall have been issued by any governmental authority;

                  (g) Collateral Examination. The Lender shall have completed Collateral examinations and received appraisals, the results of which shall be reasonably satisfactory in form and substance to the Lender, of the Receivables, Inventory, General Intangibles of the Borrower and all books and records in connection therewith;

                  (h) Fees. The Lender shall have received all fees payable to the Lender on or prior to the Closing Date pursuant to Article III hereof;

                  (i) Availability. After giving effect to the initial Advance hereunder (and not to any subsequent Advances), the then outstanding Advances shall not exceed an amount equal to the Formula Amount minus $1,800,000.00.

                  (j) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lender and its counsel.

                  8.2 CONDITIONS TO EACH ADVANCE. The agreement of Lender to make any Advance requested to be made on any date (including, without limitation, its initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to this Agreement, and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date;

                  (b) No Default. No event of Default or Incipient Event of Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; provided, however that Lender in its sole discretion, may continue to make Advances notwithstanding the existence of an event of Default or Incipient Event of Default; and

                  (c) Maximum Advances. In the case of any Advances requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum Advances permitted under Section 2.1 hereof.

                  8.3. CONDITIONS TO EACH CAPEX ADVANCE. The agreement of Lender to make any Capex Advance is subject to satisfaction of the following conditions precedent: (a) receipt by Lender of (i) a copy of the invoices relating to the Equipment being purchased or with respect to self-constructed assets, workpaper documentation supporting the amount to be capitalized, such invoices and/or workpaper documentation to be in an amount which would permit a Capex Advance equal to at least $250,000 for each Capex Advance requested, (ii) evidence that such Equipment has been shipped and is accepted by Borrower and is in good operational condition and (iii) such other documentation and evidence that Lender may request; and (b) after giving effect thereto, the aggregate Capex Advances shall not exceed $5,000,000.00.

                  Each request for an Advance by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Advance that the conditions contained in this subsection 8.3 shall have been satisfied.

                         IX. INFORMATION AS TO BORROWER.

                  The Borrower covenants and agrees that it shall, until satisfaction in full of the Obligations and the termination of this Agreement:

                  9.1 DISCLOSURE OF MATERIAL MATTERS. Immediately upon learning thereof, report to the Lender all matters materially affecting the value, enforceability or collectability of any portion of the Collateral including, without limitation, the Borrower's reclamation of repossession of, or the return to the Borrower of a material amount of goods or claims or disputes asserted by any Customer or other obligor. The Borrower will not, without the Lender's consent, compromise or adjust any Receivables (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the business of the Borrower.

                  9.2 SCHEDULES. Deliver to the Lender on or before the fifteenth (15th) day of each month as and for the prior month (a) accounts receivable aging, (b) accounts payable schedules and (c) Inventory reports. In addition, Borrower will deliver to Lender at such intervals as the Lender may reasonably require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Collateral as the Lender may reasonably require including, without limitation, trial balances and test verifications. The Lender shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form reasonably satisfactory to the Lender and executed by the Borrower and delivered to the Lender from time to time solely for the Lender's convenience in maintaining records of the Collateral, and the Borrower's failure to deliver any of such items to the Lender shall not affect, terminate, modify or otherwise limit the Lender's lien on or security interest in the Collateral.

                  9.3 ENVIRONMENTAL REPORTS. Furnish Lender, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.8, accompanied by a certificate of Borrower signed by the President of Borrower stating, to the best of his knowledge, that Borrower is in compliance in all material respects with all federal, state and local laws relating to environmental protection and control and occupational safety and health. To the extent Borrower is not in material compliance with the foregoing laws, the certificate shall set forth with specificity all areas of non-compliance and the proposed action Borrower will implement in order to achieve full compliance.

                  9.4 LITIGATION. Promptly notify the Lender in writing of any litigation affecting the Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which may materially or adversely affect the Collateral or the Borrower's business, assets, operations, condition or prospects (financial or otherwise).

                  9.5 OCCURRENCE OF DEFAULTS, ETC. Promptly notify the Lender in writing upon the occurrence of (a) any Event of Default or Incipient Event of Default; (b) any event, development or circumstance whereby the consolidated financial statements most recently furnished to the Lender fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition and operating results of the Borrower as of the date of such consolidated financial statements; (c) any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Internal Revenue Code; (d) each and every default by Borrower which might result in the acceleration of the maturity of any Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness, the result of which would have a material adverse effect on the Borrower; and (e) any other development in the business or affairs of Borrower which would reasonably be expected to be materially adverse; in each case describing the nature thereof and in the case of notification under clause
(a), (b) or (c) the action Borrower proposes to take with respect thereto.

                  9.6 GOVERNMENT RECEIVABLES. Notify the Lender immediately if any of its Receivables arise out of contracts between the Borrower and the United States, any state, or any department, agency or instrumentally of any of them.

                  9.7 ANNUAL FINANCIAL STATEMENTS. Furnish the Lender within ninety (90) days after the end of each fiscal year of ADLT, financial statements of ADLT on a consolidated basis including statements of operating income, shareholder's equity, and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet at the end of such fiscal year, all prepared in accordance with GAAP, and reported upon by an independent public accounting firm selected by ADLT and reasonably satisfactory to Lender (the "ACCOUNTANTS"). The report of such accounting firm shall be accompanied by a special report of such accounting firm certifying that in making the examination of ADLT's consolidated financial statements upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or an Incipient Event of Default under this Agreement or, if such information came to their attention, specifying any such default, and such special report shall contain or have appended thereto calculations which set forth ADLT's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8 and 6.9. In addition to ADLT's consolidated financial statements, the underlying details of consolidation setting forth the balance sheet, income statement and statement of cash flow of each entity in the consolidated financial statements shall be provided to the Lender.

                  9.8 MONTHLY FINANCIAL STATEMENTS. Except as of the fiscal year end of ADLT, furnish the Lender within forty-five (45) days after the end of each month, an unaudited consolidated balance sheet of ADLT and unaudited statements of income, and cash flow of ADLT on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared in accordance with GAAP for interim financial information and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of ADLT, signed by the President and/or Chief Financial Officer of Borrower, which shall state whether an Event of Default as specified in Article X hereof or an Incipient Event of Default has occurred. In addition to ADLT's unaudited consolidated financial statements, the underlying details of consolidation setting forth the balance sheet, income statement and statements of cash flow of each entity in the consolidated financial statement shall be provided to Lender.

                  9.9 FINANCIAL AND CASH FLOW PROJECTIONS. ADLT will provide Lender with Financial Cash Flow Protections in form and detail and at intervals requested by Lender.

                  9.10 OTHER REPORTS. Furnish the Lender as soon as available, but in any event within ten (10) days after the issuance thereof, with copies of such financial statements and reports as ADLT shall file with the SEC.

                  9.11 ADDITIONAL INFORMATION. Furnish the Lender with additional information as the Lender shall reasonably request in order to enable Lender to determine whether the terms, covenants, provisions and conditions of this Agreement and the Revolving Credit Note have been complied with by Borrower including, without limitation and without the necessity of any request by Lender, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business, and (c) promptly upon Borrower's learning thereof, of any labor dispute to which Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

                  9.12 PROJECTED OPERATING BUDGET. Furnish Lender, no less than thirty (30) days prior to the beginning of each of ADLT's fiscal years beginning July, 1996, a month by month projected consolidated operating budget and consolidated cash flow of ADLT for such fiscal year (including an income statement for each month and a consolidated balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by ADLT's President or Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

                  9.13 ADDITIONAL DOCUMENTS. Execute and deliver to Lender, upon request, such documents and agreements as Lender may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

                             X. EVENTS OF DEFAULT.


                  The occurrence of any one or more of the following events shall constitute an "Event of Default":

                  (a) failure by Borrower to pay any principal or interest on the Obligations to the Lender when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities to the Lender hereunder or make any other payment, fee or charge for herein when due;

                  (b) any representation or warrant made or deemed made by the Borrower is this Agreement or any Document or in any certificate, document of financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;


                  (c) failure by Borrower no later than seven (7) days after the date required herein, to (i) furnish financial information, or (ii) permit the inspection of its books or records;

                  (d) issuance of a notice of Lien, Charge, Claim, levy assessment, injunction or attachment against a material portion of the Borrower's property, other than Permitted Liens, which are not released by Borrower within thirty (30) days of its notice thereof;

                  (e) failure or neglect of the Borrower to perform, keep or observe any term, provision, condition, convenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between the Borrower and the Lender, other than any payment obligation or a failure or neglect of Borrower to perform, keep or observe any term provision, condition or convenant contained in Section 6.5, 6.6, 6.7, 6.8, 6.9, 7.6, and 7.7, which is not cured within fifteen (15) days from the occurrence of such failure or neglect.

                  (f) any judgment is rendered or judgment liens filed against the Borrower for an amount in excess of $250,000.00, individually or in the aggregate, which within (30) days of such rendering or filing is not either satisfied, staying or discharged of record;


                  (g) Borrower or any Affiliate or any Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts, as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

                  (h) a default of the obligations of Borrower under any other agreement to which it is a party shall occur which adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period;


                  (i) any Change of Ownership;

                  (j) intentionally deleted;

                  (k) any material provision of this Agreement shall, for any reason, cease to be valid and binding on Borrower, or the Borrower shall so claim in writing to Lender; or

                  (l) any change in the management of Borrower the result of which is that the day to day affairs of Borrower are no longer managed by the Original Owner.

                 XI. LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT.

                  11.1 RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default pursuant to Article X(g) all Obligations shall be immediately due and payable and this Agreement shall be deemed terminated; and, upon the occurrence of any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Lender all Obligations shall be immediately due and payable and the Lender shall have the right to terminate this Agreement. In any such event, the Lender shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. The Lender may enter any of the Borrower's premises or other premises without legal process and without incurring liability to the Borrower therefore, and the Lender may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as the Lender may deem advisable and the Lender may require the Borrower to make the Collateral available to the Lender at a convenient place. With or without having the Collateral at the time or place of sale, the Lender may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to the Borrower at least five (5) days prior to such sale or sales is reasonable notification. At any public sale the Lender may bid for and become the purchaser, and Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by the Borrower. In connection with the exercise of the foregoing remedies, the Lender is granted permission to use all the Borrower's trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; secondly to interest due upon any of the Obligations; and thirdly to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

                  11.2 LENDER'S DISCRETION. The Lender shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies the Lender may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of the Lender's rights hereunder.

                  11.3 SETOFF. In addition to any other rights which the Lender may have under applicable law, upon the occurrence of any Event of Default hereunder, the Lender shall have a right to apply any of the Borrower's property held by the Lender or by the Bank to reduce the Obligations.

                  11.4 RIGHTS AND REMEDIES NOT EXCLUSIVE. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies, all of which shall be cumulative and not alternative.

                     XII. WAIVERS AND JUDICIAL PROCEEDINGS.

                  12.1 WAIVER OF NOTICE. The Borrower hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

                  12.2 DELAY. No delay or omission on the Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

                  12.3 JURY WAIVER. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE: AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                      XIII. EFFECTIVE DATE AND TERMINATION.

                  13.1 TERM. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each of the Borrower and the Lender, shall become effective on the date hereof and shall continue in full force and effect until the anniversary of this Agreement in the year 1999 (the "TERM") unless sooner terminated as herein provided. The Term shall be automatically extended for successive periods of one
(1) year each unless terminated by either party at the end of such initial Term or any successive Term by giving the other party ninety (90) days prior written notice. The Borrower may terminate this Agreement at any time upon ninety (90) days' prior written notice ("TERMINATION DATE") upon payment in full of the Obligations; provided however that Borrower pays an early termination fee in an amount equal to one quarter of one (.25%) percent of the product of (a) $25,000,000.00 times (b) the number of years (including partial years) remaining in the Term.

                  13.2 TERMINATION. The termination of the Agreement shall not affect any of the Borrower's or the Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to the Lender hereunder and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that the Borrower's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of the Borrower have been paid or performed in full after the termination of this Agreement or the Borrower has furnished the Lender with an indemnification satisfactory to the Lender with respect thereto. Accordingly, Borrower waives any rights which it may have under Section 9-404(1) of the Uniform Commercial Code to demand the filing of termination statement with respect to the Collateral, and Lender shall not be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement shall have been terminated and accordance with its terms and all Obligations paid in full in immediately available funds. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until all Obligations are repaid or performed in full otherwise provided.

                               XIV. MISCELLANEOUS.

                  14.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its conflict of laws rules). Any judicial proceeding brought by or against the Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, the Borrower accepts for itself and in connection with its properties, generally and unconditionally the non-exclusive jurisdiction of he aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Lender to bring proceedings against the Borrower in the courts of any other jurisdiction. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non convenience. Any judicial proceedings by the Borrower against the Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

                  14.2 ENTIRE UNDERSTANDING. This Agreement and the documents executed concurrently herewith contain the entire understanding between the Borrower and the Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by the Borrower's and Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Borrower acknowledges that it has been advised by counsel in connection the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                  14.3 SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW LENDERS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender, all future holders of the Revolving Credit Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender.

                  (b) Lender may sell, assign or transfer any part of its rights under this Agreement and the Revolving Credit Note and all related agreements, instruments and documents provided Borrower is given notice of such sale as soon as practicable and the transferee agrees to perform the obligations of the transferor; provided, that Lender shall be and remain the Agent bank under any participation; provided, further, that the Lender may sell, assign or transfer all of its rights hereunder as a result of a change of control or a merger or combination with its parent. In addition to, and subject to, the foregoing, Borrower acknowledges that in the regular course of commercial banking business the Lender may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "TRANSFEREE"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof. Borrower hereby grants to any Transferee a continuing security interest in any deposits, Moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

                  14.4 APPLICATION OF PAYMENTS. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all proceeds of Collateral to any portion of the Obligations. To the extend that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit, which are subsequently invalidated, declared to the fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender.

                  14.5 INDEMNITY. Borrower shall indemnify Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Lender in any litigation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not the Lender is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Lender.

                  14.6 NOTICE. Any notice or request hereunder may be given to Borrower to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) telex or telegram, subsequently confirmed by registered or certified mail, or (d) telefax to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Notices and requests shall, in the case of those by mail or telegram be deemed to have been given when deposited in the mail, or delivered to the telegraph office addresses as provided in this Section.

                  (A) If to Lender, at:          BNY Financial Corporation
                                                 1290 Avenue of the Americas
                                                 New York, New York 10104
                                                 Attention: Frank Imperato, V.P.
                                                 Telephone: (212) 408-7026
                                                 FAX: (212) 408-7162

                  (6) If to Borrower. at:   Advanced Lighting Technologies, Inc.
                                                 2307 East Aurora Road, Suite 1
                                                 Twinsburg, Ohio 44087
                                                 Attention: Louis S. Fisi
                                                 Phone: 216/963-6680
                                                 FAX:   216/425-7443

                  14.7 SURVIVABILITY. If any or part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                  14.8 EXPENSES. All costs and expenses including, without limitation reasonable attorneys' fees incurred (a) by the Lender in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (b) incurred in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments, or (c) the instituting, maintaining, preserving, enforcing and foreclosing of or on the Lender's security interest or Lien in any of the Collateral, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower, or (e) any advice given to Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to the Borrower's account and shall be part of the Obligations.

                  14.9 INJUNCTIVE RELIEF. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Lender; therefore, Lender if Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  14.10 CAPTIONS. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

                  14.11 COUNTERPARTS. The Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

                  Each of the parties has signed this Agreement as of the 25th day of March, 1996.


ADVANCED LIGHTING TECHNOLOGIES, INC.          BNY FINANCIAL CORPORATION

By:  /s/  Louis S. Fisi                       By:   /s/ Joseph Grimaldi
     ----------------------------------             ----------------------------
Its:   Sec.                                   Its:  President
     ----------------------------------             ----------------------------

Address:  2307 E. Aurora Rd., Suite One
          Twinsburg, OH 44087


APL ENGINEERED MATERIALS, INC.               BNY FINANCIAL CORPORATION

By:  /s/ Louis S. Fisi                       By:   /s/ Frank Imperato
     ----------------------------------            ----------------------------
Its:   Sec.                                  Its:  Vice President
     ----------------------------------            ----------------------------

Address:  2401 N. Willow Road
          Urbana, IL 61801


BIO LIGHT, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  1521 Georgetown Rd., Suite 303
          Hudson, OH 44236


BRIGHT IDEAS ADVERTISING AND DESIGN, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  8500 Station Street #275
          Mentor, OH 44060


ENERGY EFFICIENT PRODUCTS, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:  Sec.
     ----------------------------------

Address:  111 Shawnee Drive
          Bellevue, OH 44811

ENERGY-WISE LIGHTING, INC.

By:  /s/  Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  2307 E. Aurora Rd., Suite One
          Twinsburg, OH 44087


HID DIRECT, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  2307 E. Aurora Rd., Suite One
          Twinsburg, OH  44087


HID RECYCLING, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  32000 Aurora Rd.
          Solon, OH  44139


HIGH INTENSITY TECHNOLOGIES, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  111 Shawnee Drive
          Bellevue, OH  44811


THE LIGHT SOURCE, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:  Sec.
     ----------------------------------

Address:  1696 Georgetown Rd., Unit C
          Hudson, OH  44236

LIGHTING RESOURCES INTERNATIONAL, INC.

By:  /s/  Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  3000 Seneca Industrial Parkway, P.O. Box 207
          Bellevue, OH  44811


METAL HALIDE CONTROLS, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  32000 Aurora Road
          Solon, OH  44139


METAL HALIDE TECHNOLOGIES, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  1521 Georgetown Rd. #203
          Hudson, OH  44236


MICROSUN TECHNOLOGIES, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  2307 E. Aurora Road, Suite One
          Twinsburg, OH  44087


SPECIALTY DISCHARGE LIGHTING, INC.

By:  /s/ Louis S. Fisi
     ----------------------------------
Its:  Sec.
     ----------------------------------

Address:  101 Shawnee Drive
          Bellevue, OH  44811

VENTURE LIGHTING INTERNATIONAL, INC.

By:  /s/  Louis S. Fisi
     ----------------------------------
Its:   Sec.
     ----------------------------------

Address:  32000 Aurora Road
          Solon, OH  44139

BNY FINANCIAL CORPORATION
  A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK-FOUNDED 1784 BY ALEXANDER HAMILTON

                               1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104
                                                 212-408-7000

February 7, 1997

Advanced Lighting Technologies, Inc.,
     As Agent
2307 East Aurora Road, Suite One
Twinsburg, OH 44087

Gentlemen/Ladies:

     Reference is made to the Revolving Credit and Security Agreement between us dated March 25, 1996, as supplemented and amended (the "Credit Agreement").

     As you are aware, we had not completed a UCC search as of today's date when we funded the $8,400,000 Term Loan. The Term Loan was funded with the understanding that if our searches revealed facts which would disclose that the equipment subject to our first priority security interest, is valued less than $10,557,640.00 (the amount of the appraisal as stated in the equipment appraisal dated July 29, 1996 by Rosen & Company), you will agree to provide us with additional collateral acceptable in all respects to us, as determined in our sole discretion, in an amount of at least equal to the amount of the short fall as disclosed by the search. In the event you shall not provide us with such additional collateral, we will reduce the amount of your Working Capital Advances under the Credit Agreement.

     This will also confirm that the term loan which we funded as of today's date will replace in its entirety the "Capex Advances" (as such term is defined in the Credit Agreement).

     Kindly indicate your agreement to the foregoing by signing a copy of this letter and returning it to our office as soon as possible.

                              Very truly yours,

                              BNY FINANCIAL CORPORATION

                              By: /s/ Kristy S. Loucks
                                 ------------------------------
                                 Title: AVP

ACCEPTED AND AGREED TO:
ADVANCED LIGHTING TECHNOLOGIES, INC., AS
AGENT FOR THE BORROWERS UNDER THE CREDIT

AGREEMENT

By: /s/ Louis S. Fisi
   -----------------------------------
   Title: Executive Vice President

                                    TERM NOTE
                                    ---------

$8,400,000                                                   New York, New York
                                                      February 6,1997
                                                         -------

     FOR VALUE RECEIVED, Advanced Lighting Technologies, Inc. ("ALT"), APL Engineered Materials, Inc., Bio Light, Inc., Bright Ideas Advertising and Design, Inc., Energy Efficient Products, Inc., Energy-Wise Lighting, Inc., HID Direct, Inc., HID Recycling, Inc., High Intensity Technologies, Inc., The Light Source, Inc., Lighting Resources International, Inc., Metal Halide Controls, Inc., Metal Halide Technologies, Inc., MICROSUN Technologies, Inc., Specialty Discharge Lighting, Inc., Venture Lighting International, Inc. and Advanced Cable Lite Corporation (each individually and collectively hereinafter referred to as the "Borrower") jointly and severally hereby promise to pay to the order of BNY FINANCIAL CORPORATION (the "Lender"), at 1290 Avenue of the Americas, New York, New York 10019 (or such other place as the Lender may from time to time designate), the principal sum of Eight Million Four Hundred Thousand Dollars ($8,400,000), in lawful money of the United States, in twenty-five (25) consecutive equal monthly installments, each in the amount of $100,000.00 commencing March 1, 1997 and a twenty-sixth and final installment of $5,900,000.00 which shall be due on March 24, 1999. The entire unpaid principal balance hereof, and accrued interest thereon, shall be payable on March 24, 1999. The Lender's computation of amounts outstanding hereunder from time to time shall be, as between the Lender and the Borrower, final, conclusive and binding for all purposes, absent manifest error.

     The Borrower agrees to pay interest on the first day of each month hereafter occurring, at the same place, on the principal amount of this Note from time to time outstanding, at the Alternate Base Rate in effect during the previous month, as such term is defined in the Revolving Credit and Security Agreement between the Borrower and the Lender, bearing the effective date of March 25, 1996, which Agreement, together with all amendments thereof and supplements thereto, is hereinafter called the "Agreement." All payments received hereunder shall be applied first to interest due and the remainder to principal. Notwithstanding anything to the contrary contained herein, in no event shall the Borrower be required to pay interest hereunder at a rate in excess of the maximum rate permitted by applicable law.

     The Borrower shall have the right to prepay this Note, at any time, in whole or in part, without premium or penalty, upon ten (10) business days prior written notice. Each partial prepayment shall be applied first to accrued interest and thereafter to installments of principal in the inverse order of their maturity.

     The entire unpaid principal balance hereof together with all interest accrued thereon shall immediately become due and payable in full, without notice or demand, in the event of: (i) default in the payment of any installment of principal or of interest hereunder, or any renewal or extension hereof; or (ii) default by the Borrower under the Agreement, or under any other agreement between the Borrower and the Lender or executed by the Borrower in favor of the Lender; or (iii) default by the Borrower or any other signatory under any additional instruments or documents evidencing or granting collateral security for, or guaranteeing any of the Obligations (as defined in the Agreement) of the Borrower to the Lender (all such additional instruments and documents being hereinafter collectively referred to as the "Collateral Documents"); or (iv) termination of the Agreement for any reason or termination of any of the Collateral Documents without the consent of the Lender; or (v) default by any endorser hereof under any agreement between the Lender and such endorser; or
(vi) any action being taken by or against any endorser hereof or any guarantor of the Obligations, which, if taken by or against the Borrower, would constitute a default under the Agreement. The failure to assert this right shall not be deemed a waiver thereof.

     After maturity (by acceleration or otherwise), this Note shall continue to bear interest at the rate provided for herein until it is paid in full. If this
Note is placed with an attorney for collection, the

Borrower agrees to pay all costs and expenses of collection, including reasonable attorneys' fees, which shall be added to the principal amount due hereunder.

     The holder may extend the time of payment of this Note, postpone the enforcement hereof, grant any other indulgences and/or add or release any collateral for the Obligations of any party primarily or secondarily liable hereon without affecting or diminishing the holder's right or recourse against the Borrower and endorsers of this Note, which right is hereby expressly reserved.

     This Note evidences an Obligation and is secured by, among other things, the security interests and liens granted to the Lender under the Agreement and the Collateral Documents, including, without limitation, the security interests granted to the Lender pursuant to the Agreement.

     The Note evidences a borrowing under the Agreement and under the Collateral Documents and, subject to the specific terms hereof, is entitled to the benefits of the Agreement and the Collateral Documents and is subject to all of the terms and conditions thereof provided, however, that no payments on, or other proceeds of, accounts receivable of the Borrower shall be applied to reduction of the indebtedness evidenced by this Note until all other Obligations have been paid in full.

     The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The Borrower agrees to pay all amounts of principal, interest and fees under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which, are hereby waived by the Borrower.

     Borrower and Lender hereby expressly waive any right to trial by jury of any claim, demand, action or cause of action (a) arising under this Note or any other instrument, document or agreement executed or delivered in connection herewith, or (b) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Note or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consents of the parties hereto to the waiver of their right to trial by jury.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Borrower or any successor or assign of the Borrower, and the Lender or any holder hereof.

     In the event the Lender or any holder hereof shall retain or engage an attorney to collect, enforce or protect its interests with respect to this Note, the Borrower shall pay all of the reasonable costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees, whether or not suit is instituted.

     This Note shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the successors and assigns of the Borrower and inure to the benefit of the Lender and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.


ADVANCED LIGHTING TECHNOLOGIES, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary
    --------------------------------
Address: 2307 E. Aurora Rd., Suite One
         Twinsburg, OH 44087

APL ENGINEERED MATERIALS, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary
    --------------------------------
Address: 2401 N. Willow Road
         Urbana, IL 61801

BIO LIGHT, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 1521 Georgetown Rd., Suite 303
         Hudson, OH 44236

BRIGHT IDEAS ADVERTISING AND DESIGN, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 8500 Station Street #275
         Mentor, OH 44060

ENERGY EFFICIENT PRODUCTS, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary
    --------------------------------
Address: 111 Shawnee Drive
         Bellevue, OH 44811

ENERGY-WISE LIGHTING, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 2307 E. Aurora Rd., Suite One
         Twinsburg, OH 44087

HID DIRECT, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 2307 E. Aurora Rd., Suite One
         Twinsburg, OH 44087

HID RECYCLING, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 32000 Aurora Rd.
         Solon, OH 44139

HIGH INTENSITY TECHNOLOGIES, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary
    --------------------------------
Address: 111 Shawnee Drive
         Bellevue, OH 44811

THE LIGHT SOURCE, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 1696 Georgetown Rd., Unit C
         Hudson, OH 44236

LIGHTING RESOURCES INTERNATIONAL, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary
    --------------------------------
Address: 3000 Seneca Industrial Parkway, P.O. Box 207
         Bellevue, OH 44811

METAL HALIDE CONTROLS, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 32000 Aurora Road
         Solon, OH 44139

METAL HALIDE TECHNOLOGIES, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 1521 Georgetown Rd. #203
         Hudson, OH  44236

MICROSUN TECHNOLOGIES, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
   ---------------------------------
Address: 2307 E. Aurora Road, Suite One
         Twinsburg, OH 44087

SPECIALTY DISCHARGE LIGHTING, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 101 Shawnee Drive
         Bellevue, OH 44811

VENTURE LIGHTING INTERNATIONAL, INC.

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 32000 Aurora Road
         Solon, OH 44139

ADVANCED CABLE LITE CORPORATION

By: /s/ Louis S. Fisi
   ---------------------------------
Its: Secretary/Treasurer
    --------------------------------
Address: 2307 E. Aurora Road, Suite One
         Twinsburg, OH 44087

BNY FINANCIAL CORPORATION
  A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK-FOUNDED 1784 BY ALEXANDER HAMILTON

                               1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104
                                                 212-408-7000

                   , 1997
-------------------

Advanced Lighting Technologies, Inc.,
  as Agent
2307 E. Aurora Road
Twinsburg, OH 44087

Gentlemen/Ladies:

     Reference is made to the Revolving Credit and Security Agreement between us dated March 25, 1996, as supplemented and amended (the "Credit Agreement").

     It is hereby agreed that the Credit Agreement shall be amended so that clause (d) of the definition of "Collateral" shall read in its entirety as "(d) all Equipment;".

     Except as hereinabove set forth, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     If you are in agreement with the foregoing, please so indicate by signing and returning the enclosed copy of this letter.

                                       Very truly yours,
                                       BNY FINANCIAL CORPORATION

                                       By:
                                          --------------------------------
                                          Title:

AGREED:
ADVANCED LIGHTING TECHNOLOGIES, INC.
As Agent for the Borrowers under the
Credit Agreement

By: Louis S. Fisi
   ------------------------------
   Title: Secretary

BNY FINANCIAL CORPORATION
  A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK-FOUNDED 1784 BY ALEXANDER HAMILTON

                          100 ASHFORD CENTER NORTH, SUITE 520, ATLANTA, GA 30338
                                                770-698-5100

February 4, 1997


Advanced Lighting Technologies, Inc.
         as Agent
2307 East Aurora Road, Suite One
Twinsburg, OH 44087

Ladies/Gentlemen:

     This letter shall confirm that pursuant to your request, we consent to the following actions being taken by you:

     1. The acquisition by you or your newly formed affiliate(s) of the stock and assets of Ballastronix, Inc., a Nova Scotia corporation located at 10 Chandler Road, Amherst, Nova Scotia pursuant to the terms outlined in the Memorandum dated January 22, 1997; and

     2. The guaranty by Advanced Lighting Technologies, Inc. of the obligations of its affiliate, Lighting Resources Holdings Limited ("LRHL"), in connection with a a contract by and between LRHL and Asian Lighting Resources (India) Limited with regard to the sale of lamp manufacturing equipment, which guaranty will extend for a period of twelve months after receipt by the parties of the necessary governmental consents and approvals regarding such sale. The guaranty has been required by the Industrial Development Bank of India.

                                   Very truly yours,
                                   BNY FINANCIAL CORPORATION

                                   By: /s/
                                      --------------------------
                                   Title Vice President

                              ASSUMPTION AGREEMENT

     WHEREAS, BNY Financial Corporation a New York corporation with its principal office located at 1290 Avenue of the Americas, Third Floor, New York, NY 10104 ("Lender") presently provides financing to Advanced Lighting Technologies, Inc. ("ADLT") as agent for the Borrowers under the Credit Agreement, pursuant to among other documents a Revolving Credit and Security Agreement dated March 25, 1996, as supplemented and amended ("Credit Agreement"); (All capitalized terms not otherwise defined herein shall have such meaning as are ascribed to them the Credit Agreement.) and

     WHEREAS, Advanced Cable Lite Corporation, an Ohio corporation, (the "New Borrower") is a newly formed subsidiary of ADLT and desires to become a borrower under the Credit Agreement and assume the benefits and obligations now or hereafter existing thereunder; and

     WHEREAS, ADLT is desirous of and consents to the New Borrower being made a part of the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is here acknowledged the Lender, ADLT and the New Borrower each hereby agree as follows:

     1. The New Borrower hereby assumes all of the now owed and hereafter arising Obligations, and hereby assumes all of the rights and duties, grants to Lender the security interest in all of the Collateral, affirms each and every representation and warranty, under the Credit Agreement and the Other Documents, in the same manner and to the same extent as if it were an original signatory with each of the borrowers of each such document; the New Borrower confirms that ADLT shall act as its agent in the same manner and to the same extent as set forth in the Credit Agreement including without limitation as set forth in Section 2.3 thereof.

     2. The New Borrower assumes all existing Obligations and shall be jointly and severally liable with ADLT and each of the Borrowers therefor, and the New Borrower and ADLT and each of the Borrowers shall be fully and jointly and severally obligated and liable for all hereafter arising Obligations.

     This Agreement shall be interpreted under the laws of the State of New York and each of the undersigned waive any of the rights they may have to a jury trial in any judicial proceedings hereunder.

     IN WITNESS WHEREOF, ADLT and the New Borrower have executed this Agreement this 30th day of January, 1997.

ADVANCED LIGHTING TECHNOLOGIES, INC., as
Agent for the Borrowers under the Credit
Agreement

By: /s/ Louis S. Fisi
   -----------------------------
   Title:

NEW BORROWER:
ADVANCED CABLE LITE CORPORATION

By: /s/ Louis S. Fisi
   -----------------------------
   Title:

BNY FINANCIAL CORPORATION
  A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK-FOUNDED 1784 BY ALEXANDER HAMILTON

                               1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104
                                                 212-408-7000
January 30, 1997


Advanced Lighting Technologies, Inc.,
as Agent
2307 East Aurora Road, Suite One
Twinsburg, OH 44087

Ladies/Gentlemen:

     Reference is made to the Revolving Credit and Security Agreement between us dated March 25, 1996 (the "Agreement"). All capitalized terms not otherwise defined herein shall have such meaning as set forth in the Agreement.

     This letter shall serve to confirm that the Agreement is amended in the following manner:

     1. Upon the execution of the Assumption Agreement executed contemporaneously herewith Advanced Cable Lite Corporation shall be added as a Borrower under the Agreement and its name shall be inserted as such in the first paragraph of the Agreement and likewise inserted in the definition of "Borrower" appearing on page 2 of the Agreement.

     2.   The following shall be added to Exhibit 4.5 of the Agreement:

                 Advanced Cable Lite Corporation
                 2307 East Aurora Road
                 Suite One
                 Twinsburg, OH 44087

     3. Exhibit 5.2 of the Agreement shall be amended to reflect that Advanced Cable Lite Corporation is qualified to do business in the State of Ohio.

     4. Exhibit 5.4 of the Agreement shall be amended to reflect that Advanced Cable Lite Corporation's Federal Tax I.D. number is 75-2275717 LF.

     5. Section 5.6 of the Agreement shall be amended to add the name Advanced Cable Lite Corporation.

     This letter shall also serve to confirm that pursuant to your request we consent to the acquisition by Advanced Cable Lite Corporation of the assets of Cable Lite Corporation pursuant to the Cable Lite Corporation Agreement and Plan of Reorganization dated December 23, 1996.

     Except as hereby or heretofore specifically modified or amended all of the terms and provisions of the Agreement shall continue to remain in full force and effect in accordance with the original terms.

     If the foregoing correctly sets forth the Agreement between us, please execute a copy of this letter in the space provided below and return a copy to our office.

                                     Very truly yours,

                                     BNY FINANCIAL CORPORATION

                                     By:
                                        -----------------------
                                        Title:

READ & AGREED TO:
ADVANCED LIGHTING TECHNOLOGIES
INC., AS AGENT FOR THE BORROWERS
UNDER THE AGREEMENT


By: Louis S. Fisi
  -----------------------------
  Title:

READ & AGREED TO:
ADVANCED CABLE LITE CORPORATION

By: Louis S. Fisi
  -----------------------------
  Title:

BNY FINANCIAL CORPORATION
  A WHOLLY OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK-FOUNDED 1784 BY ALEXANDER HAMILTON

                               1290 AVENUE OF THE AMERICAS, NEW YORK, N.Y. 10104
                                                 212-408-7000

May 29, 1997

Advanced Lighting Technologies, Inc., as Agent
2307 East Aurora Road
Twinsburg, Ohio 44087

Ladies/Gentlemen:

     Reference is made to the Revolving Credit and Security Agreement between us dated March 25, 1996 as supplemented and amended (the "Credit Agreement"). All capitalized terms not otherwise defined herein shall have such meaning as are set forth in the Credit Agreement.

     Without in any way limiting any discretionary rights we may have under the Credit Agreement we pursuant to your request we hereby agree to provide you with a discretionary over-formula Advance in excess of the Advance Rates under the Credit Agreement in an amount of up to $7,400,000.00 for a period of 90 days from the date hereof, for the purpose of providing you with the necessary financing on a short term basis to acquire W.J. Parry & Co., Ltd. a United Kingdom corporation.

     In consideration of our providing you with the accommodation described above, you agree to pay us a facility fee of $100,000.00, which fee shall be in addition to any interest (including without limitation the Overadvance Rate), fees or charges, otherwise payable by you to us under the Credit Agreement.

     Furthermore, you hereby agree that you shall cause us to be provided with the unconditional guarantees of Venture Lighting UK and W.J. Parry & Co., Ltd., and we shall be provided with a first and prior security interest and pledge of the assets of such companies to secure your Obligations. Such guarantees and pledge of assets shall be provided to us in form and substance satisfactory to us as promptly as possible.

     If the foregoing correctly sets forth the agreement between us, please execute a copy of this letter in the space provided below and return a fully executed copy of this letter to our offices.



                                   Very truly yours,
                                   BNY FINANCIAL CORPORATION



                                   By: /s/
                                      ---------------------------------
                                   Title:  SEVP


READ & AGREED TO:
Advanced Lighting Technologies, Inc.
APL Engineered Materials, Inc.
BIO Light, Inc.
Bright Ideas Advertising and Design, Inc.
Energy Efficient Products, Inc.
Energy-Wise Lighting, Inc.
HID Direct, Inc.
HID Recycling, Inc.
High Intensity Technologies, Inc.
The Light Source, Inc.
Lighting Resources International, Inc.
Metal Halide Controls, Inc.
Metal Halide Technologies, Inc.
MICROSUN Technologies
Specialty Discharge Lighting, Inc.
Venture Lighting International, Inc.
Advanced Cable Lite Corporation

By: /s/ Louis S. Fisi
   --------------------------------
   EVP
   Louis S. Fisi